UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21539
                                                   ------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
    ------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                         Date of fiscal year end:   May 31
                                                  ----------

                 Date of reporting period:      May 31, 2009
                                            -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[GRAPHIC OMITTED]


                                          ANNUAL REPORT


                                          For the Year Ended
                                          May 31, 2009




                                          FIRST TRUST/
                                          FOUR CORNERS
                                          SENIOR FLOATING
                                          RATE INCOME FUND II






[LOGO OMITTED]      FOUR CORNERS                 [LOGO OMITTED]  FIRST TRUST
              CAPITAL MANAGEMENT


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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       First Trust/Four Corners Senior Floating Rate Income Fund II (FCT)
                                  Annual Report
                                  May 31, 2009


Shareholder Letter                                                   1
At A Glance                                                          2
Portfolio Commentary                                                 3
Portfolio of Investments                                             6
Statement of Assets and Liabilities                                 18
Statement of Operations                                             19
Statements of Changes in Net Assets                                 20
Statement of Cash Flows                                             21
Financial Highlights                                                22
Notes to Financial Statements                                       23
Report of Independent Registered Public Accounting Firm             30
Additional Information                                              31
Board of Trustees and Officers                                      34
Privacy Policy                                                      36


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II (FCT)
                                  Annual Report
                                  May 31, 2009


Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. However, many economists believe the recession that began in December, 2007 ended in March, 2009. In fact, the Dow's total return from March 9 (the statistical end of the bear market) to May 31, 2009, was 30.83%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.



Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust/Four Corners Senior Floating Rate Income Fund II

First Trust/Four Corners Senior Floating Rate Income Fund II
"AT A GLANCE"
As of May 31, 2009 (Unaudited)



-------------------------------------------------------------------------
Fund Statistics
-------------------------------------------------------------------------
Symbol on New York Stock Exchange)                                 FCT
Common Share Price                                              $10.04
Common Share Net Asset Value ("NAV")                            $11.79
Premium (Discount) to NAV                                     (14.84)%
Net Assets Applicable to Common Shares                    $298,097,252
Current Monthly Distribution per Common Share (1)              $0.0475
Current Annualized Distribution per Common Share               $0.5700
Current Distribution Rate on Closing Common Share Price (2)      5.68%
Current Distribution Rate on NAV (2)                             4.83%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                       [DATA POINTS REPRESENTED IN CHART]

                               Common Share Price        NAV
                  5/30/2008         $14.76             $16.42
                   6/6/2008          14.70              16.44
                  6/13/2008          14.64              16.52
                  6/20/2008          14.75              16.56
                  6/27/2008          14.21              16.38
                   7/3/2008          13.85              16.18
                  7/11/2008          13.55              16.01
                  7/18/2008          13.56              15.90
                  7/25/2008          13.45              15.98
                   8/1/2008          13.45              15.91
                   8/8/2008          13.32              15.81
                  8/15/2008          13.08              15.82
                  8/22/2008          13.21              15.83
                  8/29/2008          13.34              15.82
                   9/5/2008          13.21              15.74
                  9/12/2008          13.03              15.69
                  9/19/2008          12.78              14.99
                  9/26/2008          11.56              14.45
                  10/3/2008          10.40              13.28
                 10/10/2008           7.30              11.42
                 10/17/2008           8.33              10.24
                 10/24/2008           7.98              10.38
                 10/31/2008           8.45              10.32
                  11/7/2008           8.64              10.44
                 11/14/2008           7.96              10.16
                 11/21/2008           6.62               9.12
                 11/28/2008           6.96               8.88
                  12/5/2008           6.13               8.45
                 12/12/2008           5.60               8.12
                 12/19/2008           6.86               8.01
                 12/26/2008           6.95               8.17
                   1/2/2009           7.61               8.29
                   1/9/2009           8.11               8.88
                  1/16/2009           7.99               8.97
                  1/23/2009           8.06               8.98
                  1/30/2009           8.37               9.34
                   2/6/2009           8.43               9.50
                  2/13/2009           8.55               9.64
                  2/20/2009           7.72               9.63
                  2/27/2009           7.59               9.56
                   3/6/2009           6.88               9.29
                  3/13/2009           7.73               9.26
                  3/20/2009           7.55               9.35
                  3/27/2009           7.96               9.63
                   4/3/2009           8.20               9.85
                   4/9/2009           8.51              10.17
                  4/17/2009           9.04              10.71
                  4/24/2009           9.20              10.77
                   5/1/2009           9.54              11.02
                   5/8/2009           9.38              11.36
                  5/15/2009           9.34              11.50
                  5/22/2009           9.73              11.61
                  5/31/2009          10.04              11.78


--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------
                                                               Average Annual
                                                               Total Return
                              1 Year Ended  5 Years Ended  Inception (5/25/2004)
                                5/31/2009     5/31/2009        to 5/31/2009
FUND PERFORMANCE
NAV (3)                        -22.07%        -9.96%             -2.13%
Market Value (4)               -26.11%       -26.98%             -6.07%
INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index   -9.01%         5.71%              1.14%
--------------------------------------------------------------------------------


----------------------------------------------------------------
                                              % of Long-Term
 Industry Classifications                       Investments
----------------------------------------------------------------
 Media                                             12.1%
 Health Care Providers & Services                  11.1
 Hotels, Restaurants & Leisure                      7.3
 Electrical Equipment                               5.5
 Chemicals                                          4.7
 Aerospace & Defense                                4.5
 Containers & Packaging                             4.5
 Oil, Gas & Consumable Fuels                        3.8
 IT Services                                        3.6
 Diversified Consumer Services                      3.4
 Commercial Services & Supplies                     3.1
 Food & Staples Retailing                           2.9
 Paper & Forest Products                            2.7
 Specialty Retail                                   2.6
 Capital Markets                                    2.5
 Real Estate Investment Trusts (REITs)              2.3
 Software                                           2.2
 Metals & Mining                                    2.0
 Pharmaceuticals                                    1.8
 Independent Power Producers & Energy Traders       1.6
 Diversified Financial Services                     1.5
 Food Products                                      1.5
 Automobiles                                        1.4
 Semiconductors & Semiconductor Equipment           1.3
 Energy Equipment & Services                        1.2
 Road & Rail                                        1.2
 Internet Software & Services                       1.1
 Computers & Peripherals                            1.0
 Diversified Telecommunication Services             1.0
 Electronic Equipment, Instruments & Components     1.0
 Multi-Utilities                                    1.0
 Insurance                                          0.8
 Internet & Catalog Retail                          0.4
 Leisure Equipment & Products                       0.4
 Wireless Telecommunication Services                0.4
 Auto Components                                    0.2
 Airlines                                           0.1
 Gas Utilities                                      0.1
 Household Durables                                 0.1
 Industrial Conglomerates                           0.1
----------------------------------------------------------------
                                    Total         100.0%
                                            ====================


----------------------------------------------------------------
                                              % of Long-Term
 Credit Quality (S&P Ratings) (6)               Investments
----------------------------------------------------------------
 BBB+                                               0.8%
 BBB                                                1.4
 BBB-                                               7.1
 BB+                                               10.8
 BB                                                13.6
 BB-                                               18.1
 B+                                                20.2
 B                                                  4.4
 B-                                                 5.7
 CCC+                                               2.7
 CCC                                                1.6
 C                                                  0.1
 D                                                  3.8
 NR                                                 3.1
 NR (Privately rated securities)                    6.5
 WR                                                 0.1
----------------------------------------------------------------
                                   Total          100.0%
                                            ====================


----------------------------------------------------------------
                                              % of Long-Term
 Top 10 Holdings                                Investments
----------------------------------------------------------------
 Georgia-Pacific Corporation                        2.0%
 NRG Energy, Inc.                                   1.7
 SUPERVALU, Inc.                                    1.7
 Fresenius Medical Care AG                          1.6
 Owens-Illinois Group, Inc.                         1.6
 Brenntag Holding GmbH & Company KG                 1.6
 Covanta Energy Corporation                         1.6
 Royalty Pharma Finance Trust                       1.5
 Celanese Holdings, LLC                             1.4
 Seminole Tribe of Florida                          1.4
----------------------------------------------------------------
                                    Total          16.1%
                                            ====================




(1) Most recent distribution paid or declared through 5/31/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2009.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price. Past performance is not indicative of future results.

(5) Building Products and Electric Utilities represent less than 0.1% of Long-Term Investments.

(6) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

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                        PORTFOLIO COMMENTARY (Unaudited)
--------------------------------------------------------------------------------

                                  Sub-Advisor


Four Corners Capital Management, LLC ("Four Corners"), a part of the Macquarie Funds Group, was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Group Limited ("MGL") and became a wholly-owned, indirect subsidiary of MGL in 2008. Macquarie Group, which includes MGL, its worldwide affiliates and subsidiaries, and the funds they manage, is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Funds Group, with over $54 billion in funds under management (as of May 31, 2009) is the global asset management business of Macquarie Group. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds. Four Corners managed approximately $2.5 billion of assets (as of May 31, 2009), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, and high net worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisers Act of 1940, as amended.


                           Portfolio Management Team

Robert I. Bernstein, CFA
Co-Portfolio Manager
Chief Investment Officer, Four Corners Capital Management, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 17 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

Drew R. Sweeney
Co-Portfolio Manager
Senior Vice President, Four Corners Capital Management, LLC

Mr. Sweeney was designated Co-Portfolio Manager of the Fund upon the announcement of resignation of Michael P. McAdams from Four Corners on February 6, 2009. In addition to portfolio management, Mr. Sweeney's responsibilities include covering the media and entertainment, cable and satellite industries. Mr. Sweeney has 14 years of experience in leveraged finance including investments in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.


                                   Commentary

First Trust/Four Corners Senior Floating Rate Income Fund II

The primary investment objective of First Trust/Four Corners Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

Market Recap

The Fund's fiscal year ended May 31, 2009 included some of the most volatile conditions in Senior Loan market history, including the Fund's worst and best quarters since inception. The Fund's fiscal year can be divided into two distinct and separate parts. In 2008, the Fund and the Senior Loan market were under extreme stress. In the first five months of 2009, the Fund and the market have rebounded significantly.

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                 PORTFOLIO COMMENTARY - (Continued) (Unaudited)
--------------------------------------------------------------------------------


2008's performance was dominated by the events surrounding the global financial crisis and the collapse of Lehman Brothers. While the loan market had posted weak returns in the first half of 2008 as the supply/demand imbalance, which has existed in the market since mid-2007, continued to drive prices lower, the collapse of Lehman Brothers in September 2008 led to a global decline in many asset prices, including loan prices. These price declines caused many loan funds, which had invested in loans using leverage, to sell loans to satisfy their leverage tests. This forced selling exacerbated the imbalance of an already imbalanced market, and resulted in an S&P/LSTA Leveraged Loan Index ("Index") return of a staggering -27.69% for the fourth quarter of 2008.

The technical imbalance which dominated the market in late 2007 and 2008 reversed itself in the first half of 2009. This reversal was caused by a number of factors, including: increased prepayments of loans, inflows into loan and high-yield mutual funds, no/limited forced selling/deleveraging, and some optimism amidst so-called "green shoots," defined as any sign of growth or recovery. We believe that the market was oversold in late 2008 and represented very good relative value, so the fact that there has been a meaningful rebound is not surprising to us given the extremely low prices which loans went to in late 2008. However, we are surprised by the speed and severity of the rebound, particularly since the rebound is occurring at a time when default rates are reaching their highest levels ever(1), recovery rates are at historically low levels(2), and fundamental economic conditions remain uncertain at best. Through May 31, 2009, the Index was up 26.63% year-to-date, erasing most of the fourth quarter 2008 losses that occurred post-Lehman Brothers' collapse.

With improved conditions and inflows in the loan and bond market, we have seen a resumption of select new issue activity. In particular, we have seen a significant amount of new-issue high-yield bond issuance, the proceeds of which are being used to repay upcoming Senior Loan maturities. We think this is a positive development given the meaningful amount of debt that matures in upcoming years. If there was a functioning structured finance/Collaterized Loan Obligation ("CLO") market to provide a source of funds for Senior Loan maturities, we would have been less concerned about debt maturities 3-4 years out. Given the low likelihood that CLOs will become a meaningful source of demand for Senior Loans at any point in the foreseeable future, it is encouraging to us to see other capital sources entering the market to provide funds for needed refinancings.

There has been very little new issuance in the Senior Loan market given the still high cost of capital. That being said, the few Senior Loan financings we have seen recently have been conservatively structured loans on favorable economic terms to investors. We expect this trend of investor-friendly issuance to continue, albeit at a moderate pace, which we think is very positive for the market in general and the Fund in particular.

Performance Analysis

The Fund generated a market value total return(3) of -26.11% (including market price change and dividends) for the twelve months ended May 31, 2009. The Fund's net asset value ("NAV") total return(4) was -22.07% over the same period. The Fund's NAV return underperformed the Index return by -13.06% for the twelve months ended May 31, 2009. The Fund's performance includes the negative impact of leverage in a negative return environment as well as the negative impact of fees, expenses, and un-invested cash balances (which are typically positive in a down market) which are not part of the benchmark Index return. FCT's NAV return exceeded the "pure-play" peer group average by 3.15% and the broad peer group average by 5.87% for the twelve months ended May 31, 2009.(5) The Fund's closing price on May 29, 2009 was $10.04, which represented a -14.77% discount to its NAV, compared to the Fund's discount to NAV of -10.11% twelve months earlier on May 31, 2008. It is important to note that the Fund has benefited from a strong market in the first 5 months of 2009 and the Fund's NAV is up 46.22% from January 1, 2009 through May 31, 2009 after a very difficult 2008.

The volatility of Senior Loans has increased dramatically in the last two years. As the profile of the typical loan buyer has changed from a dedicated asset-class buyer to a relative-value investor, we believe the asset class will remain volatile in the foreseeable future. As a result of this volatility and increased borrowing costs, we have reduced the Fund's leverage. While this could cause Fund returns to lag in market rallies, we believe it to be the more prudent course of action in the near term.

The Fund's income has declined primarily as a result of lower London Inter-Bank Offer Rate ("LIBOR") rates, increased financing costs and a smaller asset base. Distributions totalled $0.78 per Common Share during the twelve months ended May 31, 2009, which represented a 43.07% decrease from the prior twelve months ended May 31, 2008. Based on the Fund's current dividend, FCT's distribution rate is 5.68% (calculated on the Fund's share price) and 4.83% (based on the Fund's NAV) as of May 31, 2009. The twelve months ended May 31, 2009 dividends produced a Fund yield (based on price) of 7.76%, which was lower than the pure-play peer group average price yield of 8.89% and lower than the broad peer group average price yield of 11.14%. The lower yield is in part due to differing levels of leverage between funds, different asset composition, and importantly, a lesser erosion of NAV at FCT than at many of its peers.

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                 PORTFOLIO COMMENTARY - (Continued) (Unaudited)
--------------------------------------------------------------------------------


Market and Fund Outlook

We have seen a material increase in loan defaults in the past year and will likely see the default rate continue to escalate as a result of a slowing U.S. economy and the global financial crisis. Furthermore, because there has been a fundamental change in the profile of the typical loan investor, we expect to see continued loan volatility for the foreseeable future.

Notwithstanding the significant rally in the first half of 2009, we still find Senior Loan investments attractive. Senior Loans often have the highest collateral security in a company's capital structure and (in many instances) the market trading price is below our expected recovery on the loan. While recovery rates have declined recently and may not continue at average historical levels, we believe that, at current prices/spreads, investors are being compensated for this risk and have adequate cushion to absorb credit losses and still earn high risk-adjusted returns.

It is our view that the Fund offers a high quality non-investment grade portfolio focused almost exclusively on first-lien Senior Loans. As a result, we expect the Fund's relative performance to be driven by relative returns among risk asset categories. Specifically, the first three months of 2009 were dominated by a flight to quality in the loan market, where higher rated loans meaningfully outperformed lower rated loans. This was occurring against a backdrop of the equity market reaching new lows. Therefore, the Fund performed well on a relative and absolute basis during the period as a result of its holding higher-rated assets than some of its peers. Conversely, April and May of 2009 were months where riskier assets in the loan market rallied more than higher-rated assets, and we would expect to see this result in relative underperformance versus funds that invest in lower-rated loans on average.



_______________________

1   Standard & Poor's Leverage Lending Quarterly Q1 2009, page 204.

2 Credit Suisse Leveraged Finance Strategy Update, April 9, 2009, Page 65. Average recovery rates decreased to 48.41% at 3/31/09, below the long-term average recovery rate of 68.15%, and below the 51.17% low set in 1999.

3 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price.

4 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

5 The "broad" peer group consists of 16 Senior Loan-based funds. Of the broad peer group, eleven of the 16 total funds invest a material portion of their assets in high-yield bonds, emerging markets debt or other types of corporate debt securities. The "pure-play" peer group consists of a smaller subset (FCM, FCT, PPR, TLI and VVR) of the broad peer group, which invests almost exclusively in Senior Loans. We believe that these "pure-play" funds are generally more comparable to the Fund than the broad peer group, as the non-Senior Loan holdings are routinely less than 5% of such funds.

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r)
May 31, 2009



                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - 135.7%
                AEROSPACE & DEFENSE - 6.2%
$      496,250  BE Aerospace, Inc., Term Loan, Tranche B             Ba1        BBB-       5.75%       07/28/14      $    478,261
     1,582,108  DAE Aviation Holdings, Inc., Term Loan B1            B3         B+      4.26%-4.79%    07/31/14         1,107,475
     1,555,687  DAE Aviation Holdings, Inc., Term Loan B2            B3         B+      4.60%-4.79%    07/31/14         1,088,980
     1,464,118  GenCorp, Inc., Synthetic Letter of Credit            Ba3        B          2.57%       04/30/13         1,134,692
       803,594  GenCorp, Inc., Term Loan                             Ba3        B          2.93%       04/30/13           622,786
     1,219,465  Hexcel Corporation, Term Loan                        Ba1        BB+        7.00%       05/21/14         1,207,270
       821,877  ILC Industries, Inc., Term Loan, First Lien          NR(e)      NR(e)      2.32%       02/24/12           719,151
     1,950,000  L-1 Identity Solutions Operating Company,
                     Term Loan                                       Ba3        BB+        6.75%       08/05/13         1,927,249
     3,710,896  Robertson Aviation, LLC, Term Loan                   NR(e)      NR(e)   3.07%-3.10%    04/19/13         2,374,974
       984,962  Safenet, Inc., Term Loan, First Lien                 B1         B+         2.85%       04/12/14           759,652
     2,808,260  Spirit Aerosystems, Inc., Term Loan B                Ba3        BBB-       2.89%       09/30/13         2,569,558
     2,066,667  Vought Aircraft Industries, Inc., Synthetic
                     Letter of Credit, Tranche B                     Ba3        B-         3.00%       12/22/10         1,570,667
     2,513,001  Vought Aircraft Industries, Inc., Term Loan B        Ba3        B-         2.82%       12/22/11         2,010,401
     1,000,000  Wesco Aircraft Hardware Corp., Term Loan,
                     First Lien                                      B1         BB-        2.57%       09/29/13           818,000
                                                                                                                     ------------
                                                                                                                       18,389,116
                                                                                                                     ------------
                AGRICULTURAL PRODUCTS - 1.6%
       504,242  Dole Food Company, Inc., Prefunded Letter
                     of Credit                                       Ba3        B+         8.00%       04/12/13           500,303
       883,738  Dole Food Company, Inc., Term Loan B                 Ba3        B+      7.25%-8.00%    04/12/13           876,834
     3,292,886  Dole Food Company, Inc., Term Loan C                 Ba3        B+      7.25%-8.00%    04/12/13         3,267,162
                                                                                                                     ------------
                                                                                                                        4,644,299
                                                                                                                     ------------
                AIRLINES - 0.1%
       490,000  Delta Air Lines, Inc., Synthetic Revolving
                     Credit Facility                                 Ba2        BB-     2.41%-2.56%    04/30/12           414,867
                                                                                                                     ------------
                ALUMINUM - 1.8%
     4,413,623  Novelis Corp., Term Loan                             Ba3        BB         3.22%       07/06/14         3,632,964
     2,006,173  Novelis, Inc., Canadian Term Loan                    Ba3        BB         2.32%       07/06/14         1,651,331
                                                                                                                     ------------
                                                                                                                        5,284,295
                                                                                                                     ------------
                APPAREL RETAIL - 0.4%
     1,216,071  Hanesbrands, Inc., Term Loan B, First Lien           Ba2        BB+     5.09%-5.84%    09/05/13         1,188,276
                                                                                                                     ------------
                APPLICATION SOFTWARE - 0.7%
     2,796,517  Verint Systems, Inc., Term Loan, First Lien          NR         B+         3.59%       05/25/14         2,125,353
                                                                                                                     ------------
                ASSET MANAGEMENT & CUSTODY BANKS - 2.3%
     1,387,575  Grosvenor Capital Management Holdings, LLP,
                     Term Loan                                       NR(e)      NR(e)   2.41%-3.27%    12/05/13         1,082,308
     3,873,579  LPL Holdings, Inc., Term Loan D                      Ba3        B+      2.07%-2.97%    06/28/13         3,337,735
     2,970,000  Nuveen Investments, Inc., Term Loan                  B3         B       3.31%-4.23%    11/13/14         2,121,076
       449,216  Oxford US Acquisition, LLC, Term Loan,
                     Tranche B2                                      NR(e)      NR(e)      3.10%       05/12/14           203,270
                                                                                                                     ------------
                                                                                                                        6,744,389
                                                                                                                     ------------
                AUTO PARTS & EQUIPMENT - 0.3
     1,001,281  TRW Automotive, Inc., Term Loan B                    B1         BB         1.94%       02/09/14          872,784
                                                                                                                     ------------


Page 6              See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009



                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                AUTOMOBILE MANUFACTURERS - 1.9%
$    2,871,143  Ford Motor Company, Term Loan, First Lien            Caa1       CCC+    3.35%-4.14%    12/15/13      $  2,032,232
     3,846,871  General Motors Corp., Term Loan, First Lien          Caa2       CCC        8.00%       11/29/13         3,603,237
                                                                                                                     ------------
                                                                                                                        5,635,469
                                                                                                                     ------------
                AUTOMOTIVE RETAIL - 0.8%
     2,835,657  KAR Holdings, Inc., Term Loan B                      Ba3        B+      2.57%-3.47%    10/18/13         2,428,031
                                                                                                                     ------------
                BROADCASTING - 5.0%
     6,400,000  Citadel Broadcasting Corporation, Term Loan,
                     First Lien                                      Caa2       NR      2.93%-2.97%    06/12/14         2,922,669
       865,813  Cumulus Media, Inc., Term Loan, First Lien           Caa1       B          2.10%       06/07/14           497,842
     5,178,541  Gray Television, Inc., Term Loan B                   Caa1       CCC+       3.92%       12/31/14         2,780,229
     4,365,000  LBI Media, Inc., Term Loan B                         B1         B+         1.82%       03/31/12         2,924,550
     3,500,000  Raycom Media, Inc., Term Loan, Tranche B             NR         NR         1.94%       06/25/14         2,450,000
     2,462,500  Sirius Satellite Radio, Inc., Term Loan,
                     First Lien                                      Caa1       B          2.63%       12/20/12         2,068,500
       984,810  Young Broadcasting, Inc., Incremental
                     Term Loan (h)                                   WR         D          4.75%       11/03/12           426,282
     1,984,576  Young Broadcasting, Inc., Term Loan (h)              WR         D          4.75%       11/03/12           859,038
                                                                                                                     ------------
                                                                                                                       14,929,110
                                                                                                                     ------------
                BUILDING PRODUCTS - 0.0%
     1,000,000  South Edge, LLC, Term Loan C (k)                     NR         NR         5.50%       10/31/09           150,000
                                                                                                                     ------------
                CABLE AND SATELLITE - 3.3%
     5,329,279  Charter Communications Operating, LLC,
                     Term Loan (h)                                   WR         D          6.25%       03/06/14         4,516,564
     3,721,086  CSC Holdings, Inc., Incremental Term Loan            Baa3       BBB-    2.09%-2.25%    03/29/13         3,487,357
     2,000,000  UPC Distribution Holding B.V., Term Loan N           Ba3        B+         2.16%       12/31/14         1,851,251
                                                                                                                     ------------
                                                                                                                        9,855,172
                                                                                                                     ------------
                CASINOS & GAMING - 7.9%
       574,675  Cannery Casino Resorts, LLC, Delayed Draw
                     Term Loan                                       B1         BB      2.65%-2.66%    05/18/13           475,543
       695,128  Cannery Casino Resorts, LLC, Term Loan,
                     First Lien                                      B1         BB         2.56%       05/18/13           575,219
     3,073,096  CCM Merger, Inc., Term Loan B                        B3         B+         8.50%       07/13/12         2,327,870
       229,108  Fontainebleau Resorts Las Vegas, LLC, Delayed
                     Draw Term Loan, First Lien (l)                  Caa2       CCC        4.32%       06/06/14            29,211
     2,270,892  Fontainebleau Resorts Las Vegas, LLC, Term Loan,
                     First Lien (l)                                  Caa2       CCC        5.28%       06/06/14           289,539
     1,986,502  Golden Nugget, Inc., Delayed Draw
                     Term Loan                                       B3         B-      2.32%-2.66%    06/30/14         1,181,969
     3,482,182  Golden Nugget, Inc., Term Loan, First Lien           B3         B-         2.32%       06/14/14         2,071,898
       943,636  Green Valley Ranch Gaming, LLC, Term
                     Loan, First Lien                                Caa3       CCC+    3.15%-4.00%    02/16/14           511,923
       167,177  Isle of Capri Casinos, Inc., Delayed Draw
                     Term Loan A                                     B1         B+         2.97%       11/30/13           141,265
       221,770  Isle of Capri Casinos, Inc., Delayed Draw
                     Term Loan B                                     B1         B+         2.07%       11/30/13           187,396
       554,426  Isle of Capri Casinos, Inc., Term Loan,
                     First Lien                                      B1         B+         2.97%       11/30/13           468,490
       867,529  Las Vegas Sands, LLC, Delayed Draw
                      Term Loan 1                                    B3         B-         2.07%       05/23/14           620,555


                    See Notes to Financial Statements                   Page 7




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009



                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                CASINOS & GAMING - (Continued)
$    1,542,941  Las Vegas Sands, LLC, Term Loan, Tranche B,
                     First Lien                                      B3         B-         2.07%       05/23/14      $  1,103,686
     2,447,689  Penn National Gaming, Inc., Term Loan B              Ba2        BB+     2.06%-2.72%    10/03/12         2,301,701
       812,794  Seminole Tribe of Florida, Delayed Draw
                     Term Loan B1                                    Baa3       BBB        2.75%       03/05/14           754,882
     2,927,530  Seminole Tribe of Florida, Delayed Draw
                     Term Loan B2                                    Baa3       BBB        2.75%       03/05/14         2,718,944
     2,508,097  Seminole Tribe of Florida, Delayed Draw
                     Term Loan B3                                    Baa3       BBB        2.75%       03/05/14         2,329,395
     6,000,000  VML US Finance, LLC, Term Loan                       B3         B-         2.57%       05/25/13         5,004,000
     2,142,857  WIMAR LANDCO, LLC, Term Loan (h) (i)                 WR         WR         4.50%       07/03/08           450,000
                                                                                                                     ------------
                                                                                                                       23,543,486
                                                                                                                     ------------
                COMMODITY CHEMICALS - 0.6%
     1,436,329  Ineos Group Limited, Term Loan B2                    Caa1       CCC+       7.50%       12/14/13           910,632
     1,436,328  Ineos Group Limited, Term Loan C2                    Caa1       CCC+       8.00%       12/14/14           910,632
                                                                                                                     ------------
                                                                                                                        1,821,264
                                                                                                                     ------------
                COMPUTER HARDWARE - 1.4%
     5,521,379  Activant Solutions Holdings, Inc., Term Loan         B1         B+      2.44%-3.25%    05/02/13         4,049,010
                                                                                                                     ------------
                DATA PROCESSING & OUTSOURCED SERVICES - 1.8%
     6,877,500  Clarke American Corp., Term Loan B                   B1         B+      2.82%-3.72%    06/30/14         5,301,404
                                                                                                                     ------------
                DIVERSIFIED CHEMICALS - 3.9%
     1,062,141  Brenntag Holding GmbH & Company KG,
                     Acquisition Term Loan                           B1         B+      2.30%-3.50%    01/17/14           908,131
     3,000,000  Brenntag Holding GmbH & Company KG,
                     Term Loan, Second Lien                          Caa1       CCC+       5.50%       06/18/15         1,785,000
     4,397,040  Brenntag Holding GmbH & Company KG,
                     Term Loan B2                                    B1         B+      2.30%-3.50%    01/17/14         3,759,469
     4,179,454  Huntsman International, LLC, Term Loan               Ba1        B+         2.07%       04/19/14         3,546,008
        12,091  LyondellBasell Industries AF S.C.A.,
                     Dutch Revolving Credit Facility (h)             Caa2       C          5.75%       12/20/13             5,320
        28,446  LyondellBasell Industries AF S.C.A.,
                     Dutch Term Loan A (h)                           Caa2       C          5.75%       12/20/13            11,805
        34,713  LyondellBasell Industries AF S.C.A.,
                     German Term Loan B1 (h)                         Caa2       C          6.00%       12/20/14            14,059
        34,713  LyondellBasell Industries AF S.C.A.,
                     German Term Loan B2 (h)                         Caa2       C          6.00%       12/20/14            14,059
        34,713  LyondellBasell Industries AF S.C.A.,
                     German Term Loan B3 (h)                         Caa2       C          6.00%       12/20/14            14,059
       268,821  LyondellBasell Industries AF S.C.A.,
                     Initial New Money Loan (DIP) (g) (h)            Caa2       BB-   1.50%(f)-13.00%  12/15/09           275,407
       150,630  LyondellBasell Industries AF S.C.A.,
                     Term Loan B1 (h)                                Caa2       C          7.00%       12/20/14            64,771
       150,630  LyondellBasell Industries AF S.C.A.,
                     Term Loan B2 (h)                                Caa2       C          7.00%       12/20/14            64,771
       150,630  LyondellBasell Industries AF S.C.A.,
                     Term Loan B3 (h)                                Caa2       C          7.00%       12/20/14            64,771
        45,343  LyondellBasell Industries AF S.C.A., U.S.
                     Primary Revolving Credit Facility (h)           Caa2       C          5.75%       12/20/13            18,817
        86,391  LyondellBasell Industries AF S.C.A., U.S.
                     Term Loan A (h)                                 Caa2       C          5.75%       12/20/13            35,852


Page 8              See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009


                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                DIVERSIFIED CHEMICALS - (Continued)
$      974,227  Rockwood Specialties Group, Inc.,
                     Term Loan E                                     Ba2        BB         2.07%       07/30/12      $    908,466
                                                                                                                     ------------
                                                                                                                       11,490,765
                                                                                                                     ------------
                DIVERSIFIED METALS & MINING - 0.9%
     2,797,500  Alpha Natural Resources, LLC, Term Loan B            Ba3        BB+        2.75%       10/26/12         2,741,550
                                                                                                                     ------------
                DIVERSIFIED SUPPORT SERVICES - 0.9%
     3,185,985  Rental Service Corp., ABL First Lien
                     Term Loan                                       Ba2        BB         2.07%       11/30/12         2,755,877
                                                                                                                     ------------
                EDUCATION SERVICES - 0.9%
     1,906,818  Education Management, LLC, Term Loan C               B2         B+         3.00%       06/01/13         1,706,602
     1,034,200  PRO-QUEST-CSA, LLC, Term Loan, First Lien            Ba3        BB-        2.82%       02/09/14           884,241
                                                                                                                     ------------
                                                                                                                        2,590,843
                                                                                                                     ------------
                ELECTRIC UTILITIES - 7.4%
       914,704  Astoria Generating Company Acquisitions, LLC,
                     Term Loan B                                     B1         BB-     2.06%-2.14%    02/23/12           839,241
     3,380,611  Calpine Corporation, First Priority Term Loan        B2         B+         4.10%       03/29/14         2,917,363
     2,305,929  Covanta Energy Corporation, Synthetic Letter
                     of Credit                                       Ba1        BB         2.69%       02/09/14         2,126,066
     4,590,239  Covanta Energy Corporation, Term Loan B              Ba1        BB         1.88%       02/09/14         4,232,201
     2,343,766  Mirant North America, LLC, Term Loan                 Ba2        BB         2.07%       01/03/13         2,176,354
     7,602,051  NRG Energy, Inc., Synthetic Letter of Credit         Ba1        BB+        2.97%       02/01/13         7,031,107
     1,942,076  Riverside Energy Center, LLC, Term Loan              Ba3        BB-        5.29%       06/24/11         1,786,710
       169,917  Rocky Mountain Energy Center, LLC,
                     Synthetic Letter of Credit                      Ba3        BB-        5.39%       06/24/11           156,324
       889,529  Rocky Mountain Energy Center, LLC,
                     Term Loan                                       Ba3        BB-        5.29%       06/24/11           818,366
                                                                                                                     ------------
                                                                                                                       22,083,732
                                                                                                                     ------------
                ENVIRONMENTAL & FACILITIES SERVICES - 1.6%
       220,126  EnergySolutions, LLC, Synthetic Letter
                     of Credit                                       Ba2        NR(e)      2.57%       06/07/13           204,717
     1,584,440  EnergySolutions, LLC, Term Loan (Duratek)            Ba2        NR(e)      4.15%       06/07/13         1,473,529
     3,302,464  EnergySolutions, LLC, Term Loan
                     (EnergySolutions)                               Ba2        NR(e)      4.15%       06/07/13         3,071,292
                                                                                                                     ------------
                                                                                                                        4,749,538
                                                                                                                     ------------
                FOOD DISTRIBUTORS - 1.7%
       847,826  B&G Foods, Inc., Term Loan C                         Ba2        BB-        3.26%       02/23/13           816,033
       846,667  Birds Eye Foods, Inc., Term Loan, First Lien         NR(e)      NR(e)      2.97%       03/22/13           774,700
     3,944,810  Dean Foods Company, Term Loan B                      B1         BB      1.70%-2.60%    04/02/14         3,606,420
                                                                                                                     ------------
                                                                                                                        5,197,153
                                                                                                                     ------------
                FOOD RETAIL - 2.3%
     7,302,920  SUPERVALU, Inc., Term Loan B                         Ba3        BB+        1.57%       06/02/12         6,735,585
                                                                                                                     ------------
                FOREST PRODUCTS - 2.8%
     5,869,220  Georgia-Pacific Corporation, Term Loan B1            Ba2        BB+     2.32%-3.29%    12/20/12         5,438,564
     3,000,443  Georgia-Pacific Corporation, Term Loan B2            Ba2        BB+     2.32%-3.29%    12/20/12         2,780,285
                                                                                                                     ------------
                                                                                                                        8,218,849
                                                                                                                     ------------


                    See Notes to Financial Statements                   Page 9




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009


                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                GAS UTILITIES - 0.2%
$      654,261  Atlas Pipeline Partners, L.P., Term Loan             B1         B       5.07%-7.00%    07/27/14      $    569,207
                                                                                                                     ------------
                HEALTH CARE FACILITIES - 4.0%
       856,108  HCA, Inc., Term Loan A                               Ba3        BB         2.97%       11/17/12           765,925
     3,542,465  Health Management Associates, Inc., Term
                     Loan B                                          B1         BB-        2.97%       02/28/14         3,058,919
       501,633  Lifepoint Hospitals, Inc., Term Loan B               Ba1        BB         2.30%       04/15/12           473,147
     4,784,795  Select Medical Corporation, Term Loan B              Ba2        B+      2.31%-4.25%    02/24/12         4,277,607
       271,667  Sun Healthcare Group, Inc., Synthetic
                     Letter of Credit                                Ba2        B+         3.22%       04/19/14           238,613
     2,419,537  Sun Healthcare Group, Inc., Term Loan,
                     First Lien                                      Ba2        B+      2.79%-3.63%    04/19/14         2,125,158
       155,256  United Surgical Partners International, Inc.,
                     Delayed Draw Term Loan                          Ba3        B          2.32%       04/19/14           138,954
       821,935  United Surgical Partners International, Inc.,
                     Term Loan B                                     Ba3        B       2.32%-3.10%    04/19/14           735,632
                                                                                                                     ------------
                                                                                                                       11,813,955
                                                                                                                     ------------
                HEALTH CARE SERVICES - 8.7%
       291,383  CHS/Community Health Systems, Inc.,
                     Delayed Draw Term Loan                          Ba3        BB         2.57%       07/25/14           258,536
     5,706,603  CHS/Community Health Systems, Inc.,
                     Term Loan                                       Ba3        BB      2.57%-2.92%    07/25/14         5,063,315
     5,611,970  DaVita, Inc., Term Loan B-1                          Ba1        BB+     1.82%-2.74%    10/05/12         5,241,052
     7,077,052  Fresenius Medical Care AG, Term Loan B               Baa3       BBB-    2.51%-2.67%    03/31/13         6,637,262
     1,955,000  Healthways, Inc., Term Loan B                        Ba2        BB         2.72%       12/01/13         1,739,950
     1,451,375  Quintiles Transnational Corp., Term Loan B,
                     First Lien                                      B1         BB      2.32%-3.22%    03/31/13         1,322,565
     5,858,128  US Oncology Holdings, Inc., Term Loan B              Ba2        BB-     3.07%-4.56%    08/20/11         5,555,456
                                                                                                                     ------------
                                                                                                                       25,818,136
                                                                                                                     ------------
                HOMEBUILDING - 0.2%
       977,330  Mattamy Funding Partnership, Term Loan               NR(e)     NR(e)      2.94%       04/11/13            537,531
                                                                                                                     ------------
                Independent Power Producers & Energy Traders - 2.1%
     4,424,265  Dynegy Holdings, Inc., Synthetic Letter
                     of Credit                                       Ba2        BB-        1.82%       04/02/13         3,970,778
     3,432,576  Texas Competitive Electric Holdings
                     Company, LLC, Initial Term Loan B-3             B1         B+      3.82%-3.88%    10/10/14         2,346,166
                                                                                                                     ------------
                                                                                                                        6,316,944
                                                                                                                     ------------
                INDUSTRIAL CONGLOMERATES - 0.2%
       556,521  Mueller Water Products, Inc., Term Loan B            B1         BB-     2.07%-2.97%     05/24/14          468,869
                                                                                                                     ------------
                INSURANCE BROKERS - 0.2%
       793,107  HealthCare Partners, LLC, Term Loan                  Ba2        BBB-       2.07%       10/31/13           711,814
                                                                                                                     ------------
                INTEGRATED TELECOMMUNICATION SERVICES - 1.3%
       942,028  Intelsat Corp., Term Loan B-2-A                      B1         BB-        2.91%       07/03/13           859,306
       941,741  Intelsat Corp., Term Loan B-2-B                      B1         BB-        2.91%       07/03/13           859,045
       941,741  Intelsat Corp., Term Loan B-2-C                      B1         BB-        2.91%       07/03/13           859,045
       116,463  Telesat Canada, U.S. Delayed Draw Term
                     Loan II                                         B1         BB-        4.22%       10/31/14           107,922
     1,355,981  Telesat Canada, U.S. Term Loan I                     B1         BB-        3.32%       10/31/14         1,256,543
                                                                                                                     ------------
                                                                                                                        3,941,861
                                                                                                                     ------------


Page 10             See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009

                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                INTERNET RETAIL - 0.6%
$    2,429,519  Sabre Holdings Corp., Term Loan                      B1         B       2.66%-3.29%    09/30/14      $  1,673,766
                                                                                                                     ------------
                INTERNET SOFTWARE & SERVICES - 1.4%
     4,693,133  SunGard Data Systems, Inc., Term Loan B              Ba3        BB      2.13%-2.72%    02/28/14         4,255,498
                                                                                                                     ------------
                Investment Banking & Brokerage - 1.1%
     3,534,394  Ameritrade Holding Corporation, Term
                     Loan B                                          Baa2       BBB+       1.84%       12/31/12         3,345,527
                                                                                                                     ------------
                IT CONSULTING & OTHER SERVICES - 3.1%
     2,047,714  Alion Science and Technology Corp.,
                     Term Loan                                       B1         B+         9.50%       02/06/13         1,228,628
       495,243  Apptis (DE), Inc., Term Loan                         B1         B+      3.57%-4.47%    12/20/12           346,670
     1,455,243  CACI International, Inc., Term Loan B                Ba1        NR      1.84%-2.82%    05/03/11         1,397,034
       921,626  iPayment, Inc., Term Loan                            B1         B       2.32%-3.23%    05/10/13           663,571
     1,042,292  Open Solutions, Inc., Term Loan, First Lien          B1         BB-        3.23%       01/23/14           635,798
     5,865,300  West Corporation, Term Loan B-2                      B1         BB-     2.68%-2.79%    10/24/13         5,068,599
                                                                                                                     ------------
                                                                                                                        9,340,300
                                                                                                                     ------------
                LEISURE FACILITIES - 2.0%
     3,320,154  Cedar Fair, L.P., U.S. Term Loan                     Ba3        BB-        2.32%       08/30/12         3,111,460
       787,440  London Area and Waterfront Finance, LLC,
                     Term Loan A                                     NR(e)      NR(e)      3.78%       03/08/12           653,575
     2,108,457  Six Flags, Inc., Term Loan B (l)                     Caa1       CCC+    3.12%-3.42%    04/30/15         1,600,922
       980,000  Town Sports International, LLC, Term Loan B          Ba2        BB-        2.19%       02/27/14           656,600
                                                                                                                     ------------
                                                                                                                        6,022,557
                                                                                                                     ------------
                LEISURE PRODUCTS - 0.5%
     1,860,411  LodgeNet Entertainment Corp., Term Loan              B3         B-      2.32%-3.22%    04/04/14         1,420,889
                                                                                                                     ------------
                LIFE & HEALTH INSURANCE - 0.8%
       825,708  Conseco, Inc., Term Loan                             Caa1       CCC        6.50%       10/10/13           487,168
       727,028  Multiplan Merger Corporation, Term Loan              B1         B+         2.88%       04/12/13           650,690
       416,117  Multiplan Merger Corporation, Term Loan C            B1         B+         2.88%       04/12/13           372,425
     1,215,550  Viant Holdings, Inc., Term Loan                      Ba3        B+         3.47%       06/25/14           972,440
                                                                                                                     ------------
                                                                                                                        2,482,723
                                                                                                                     ------------
                MANAGED HEALTH CARE - 2.4%
     1,185,090  IASIS Healthcare Corporation, Delayed Draw
                     Term Loan                                       Ba2        B+         2.32%       03/15/14         1,061,840
       318,412  IASIS Healthcare Corporation, Synthetic
                     Letter of Credit                                Ba2        B+         2.22%       03/15/14           285,297
     3,424,680  IASIS Healthcare Corporation, Term Loan              Ba2        B+         2.32%       03/15/14         3,068,513
     2,906,680  Vanguard Health Systems, Inc., Term Loan B           Ba3        B+         2.57%       09/23/11         2,746,813
                                                                                                                     ------------
                                                                                                                        7,162,463
                                                                                                                     ------------
                METAL & GLASS CONTAINERS - 2.2%
     7,181,250  Owens-Illinois Group, Inc., Term Loan B              Baa3       BBB-       1.84%       06/14/13         6,612,732
                                                                                                                     ------------
                MORTGAGE REITS - 0.8%
     3,080,000  LNR Property Corporation, Initial Term Loan,
                     Tranche B                                       B2         B-         3.91%       07/12/11         1,501,500
     1,870,000  LNR Property Corporation, Term Loan,
                     Tranche A-1                                     B2         B-         3.91%       07/12/09           806,344
                                                                                                                     ------------
                                                                                                                        2,307,844
                                                                                                                     ------------


                    See Notes to Financial Statements                   Page 11




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009


                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                MOVIES & ENTERTAINMENT - 4.4%
$    4,740,750  AMC Entertainment, Inc., Term Loan                   Ba2        BB-        1.81%       01/26/13      $  4,333,045
        55,118  Deluxe Entertainment Services Group, Inc.,
                     Credit Linked Term Loan A                       Ba3        B-         3.47%       05/11/13            41,339
     1,001,446  Deluxe Entertainment Services Group, Inc.,
                     Term Loan, Tranche B                            Ba3        B-      2.57%-3.47%    05/11/13           751,085
        98,191  Deluxe Entertainment Services Group, Inc.,
                     Term Loan, Tranche C                            Ba3        B-         3.47%       05/11/13            73,643
     2,397,608  Discovery Communications Holding, LLC,
                     Term Loan B                                     Baa3       NR(e)      3.22%       05/14/14         2,238,167
     2,250,000  Discovery Communications Holding, LLC,
                     Term Loan C                                     Baa3       NR(e)      5.25%       05/14/14         2,214,844
     2,000,000  National CineMedia, LLC, Term Loan B                 Ba3        B+         3.08%       02/13/15         1,821,250
     1,982,201  Regal Cinemas Corporation, Term Loan B               Ba2        B+         4.97%       10/27/13         1,888,667
                                                                                                                     ------------
                                                                                                                       13,362,040
                                                                                                                     ------------
                MULTI-UTILITIES - 1.4%
     2,510,637  KGEN, LLC, Synthetic Letter of Credit                B1         BB         3.00%       02/08/14         2,134,042
     2,461,080  KGEN, LLC, Term Loan B                               B1         BB         2.13%       02/08/14         2,091,918
                                                                                                                     ------------
                                                                                                                        4,225,960
                                                                                                                     ------------
                OFFICE REITS - 0.1%
     1,000,000  Tishman Speyer Real Estate D.C.
                     Area Portfolio, L.P., Term Loan                 WR         CCC        2.07%       12/27/12           330,000
                                                                                                                     ------------
                OFFICE SERVICES & SUPPLIES - 1.6%
     2,749,719  Emdeon Business Services, LLC, Term Loan,
                     First Lien                                      B1         BB-     2.32%-3.22%    11/16/13         2,564,113
     1,193,791  Pike Electric, Inc., Term Loan B                     NR(e)      NR(e)      1.88%       07/01/12         1,074,412
     1,349,428  Pike Electric, Inc., Term Loan C                     NR(e)      NR(e)      1.88%       12/10/12         1,214,486
                                                                                                                     ------------
                                                                                                                        4,853,011
                                                                                                                     ------------
                OIL & GAS EQUIPMENT & SERVICES - 1.7%
     1,974,874  Hercules Offshore, Inc., Term Loan                   Ba3        BB-        2.96%       07/11/13         1,583,192
     1,354,839  Targa Resources, Inc., Synthetic Letter
                     of Credit                                       Ba3        B+         3.22%       10/31/12         1,252,258
     2,344,097  Targa Resources, Inc., Term Loan                     Ba3        B+      2.32%-3.22%    10/31/12         2,166,616
                                                                                                                     ------------
                                                                                                                        5,002,066
                                                                                                                     ------------
                OIL & GAS EXPLORATION & PRODUCTION - 0.8%
     2,210,568  ATP Oil & Gas Corporation, Term Loan,
                     Tranche B1                                      NR         NR         8.50%       07/15/14         1,470,028
       615,865  ATP Oil & Gas Corporation, Term Loan,
                     Tranche B2                                      NR         NR         8.50%       01/15/11           409,550
       992,087  SemCrude, L.P., Term Loan (h) (i)                    NR         NR         5.75%       03/16/11           362,112
                                                                                                                     ------------
                                                                                                                        2,241,690
                                                                                                                     ------------
                OIL & GAS REFINING & MARKETING - 2.1%
       108,056  Alon USA, Inc., Term Loan
                     (Edgington Facility)                            B1         BB      2.57%-2.92%    06/22/13            56,189
       864,444  Alon USA, Inc., Term Loan
                     (Paramount Facility)                            B1         BB      2.57%-2.92%    06/22/13           449,511
       114,943  Calumet Lubricants Co., L.P., Synthetic
                     Letter of Credit                                B1         B          5.02%       01/03/15            94,253
       860,052  Calumet Lubricants Co., L.P., Term Loan              B1         B          4.85%       01/03/15           705,243


Page 12             See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009


                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                OIL & GAS REFINING & MARKETING - (Continued)
$    5,473,929  Western Refining Company, L.P., Term Loan            B3         BB-        8.25%       05/30/14      $  5,063,384
                                                                                                                     ------------
                                                                                                                        6,368,580
                                                                                                                     ------------
                OIL & GAS STORAGE & TRANSPORTATION - 2.2%
     3,000,000  Energy Transfer Equity, L.P., Term Loan B            Ba2        NR         2.71%       11/01/12         2,837,499
     3,960,000  Enterprise GP Holdings, L.P., Term Loan B            Ba2        BB-     2.65%-3.40%    11/08/14         3,766,950
                                                                                                                     ------------
                                                                                                                        6,604,449
                                                                                                                     ------------
                OTHER DIVERSIFIED FINANCIAL SERVICES - 2.0%
     6,297,275  Royalty Pharma Finance Trust, Term Loan              Baa2       BBB-       3.47%       04/16/13         5,940,427
                                                                                                                     ------------
                PACKAGED FOODS & MEATS - 0.5%
     1,472,437  Weight Watchers International, Inc., Term
                     Loan B                                          Ba1        BB+     1.94%-2.75%    01/26/14         1,373,968
                                                                                                                     ------------
                PAPER PACKAGING - 3.9%
     1,947,917  Graham Packaging Holdings Co., Term Loan B,
                     First Lien                                      B1         B+      2.63%-2.69%    10/07/11         1,831,738
     3,792,509  Graphic Packaging International, Inc., Term
                     Loan B                                          Ba3        BB-     2.35%-3.21%    05/16/14         3,491,479
     1,887,648  Pregis Corporation, Term Loan B-1                    Ba3        BB-        2.57%       10/12/12         1,415,736
       852,751  Smurfit-Stone Container Enterprises, Inc.,
                      Canadian Revolving Credit Facility (h)         WR         D       2.50%-5.00%    11/01/09           712,047
       516,062  Smurfit-Stone Container Enterprises, Inc.,
                     Synthetic Letter of Credit (h)                  WR         D          4.50%       11/01/10           421,106
       587,292  Smurfit-Stone Container Enterprises, Inc.,
                     Term Loan B (h)                                 WR         D          2.69%       11/01/11           479,230
     1,106,950  Smurfit-Stone Container Enterprises, Inc.,
                     Term Loan C (h)                                 WR         D          2.69%       11/01/11           918,768
       334,679  Smurfit-Stone Container Enterprises, Inc.,
                     Term Loan C1 (h)                                WR         D          2.69%       11/01/11           277,784
     2,571,085  Smurfit-Stone Container Enterprises, Inc.,
                     U.S. Revolving Credit Facility (h)              WR         D       2.50%-4.50%    11/01/09         2,146,856
                                                                                                                     ------------
                                                                                                                       11,694,744
                                                                                                                     ------------
                PAPER PRODUCTS - 0.9%
       982,500  Appleton Papers, Inc., Term Loan B,
                     First Lien                                      Ba3        B+         6.50%       06/05/13           711,084
     2,287,500  Domtar Corporation, Term Loan B                      Baa3       BBB-       1.76%       03/07/14         2,105,317
                                                                                                                     ------------
                                                                                                                        2,816,401
                                                                                                                     ------------
                PHARMACEUTICALS - 2.5%
     4,917,437  Cardinal Health 409, Inc., Dollar Term Loan          Ba3        BB-        2.57%       04/10/14         3,786,427
     3,597,327  Graceway Pharmaceuticals, LLC, Term Loan,
                     First Lien                                      Ba3        BB         3.07%       05/03/12         2,599,069
       405,665  Stiefel Laboratories, Inc., Delayed Draw
                     Term Loan                                       B1         BB-        3.39%       12/28/13           397,552
       530,371  Stiefel Laboratories, Inc., Initial Term Loan        B1         BB-        3.39%       12/28/13           519,763
                                                                                                                     ------------
                                                                                                                        7,302,811
                                                                                                                     ------------
                PUBLISHING - 3.6%
       151,398  Cenveo Corporation, Delayed Draw
                     Term Loan                                       Ba3        BB-        5.73%       06/21/13           137,267
     4,049,476  Cenveo Corporation, Term Loan C                      Ba3        BB-        5.73%       06/21/13         3,671,526


                    See Notes to Financial Statements                   Page 13




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009

                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                PUBLISHING - (Continued)
$    1,494,565  GateHouse Media, Inc., Delayed Draw Term
                     Loan B                                          Caa1       CCC     2.32%-2.39%    08/28/14      $    307,453
     4,005,435  GateHouse Media, Inc., Initial Term Loan             Caa1       CCC        2.32%       08/28/14           823,974
     4,513,596  Idearc, Inc., Term Loan B (h) (i)                    WR         D          4.25%       11/17/14         1,773,198
     2,872,769  Media News Group, Inc., Term Loan B (j)              WR         NR      4.82%-5.72%    12/30/10           474,007
     1,442,050  Media News Group, Inc., Term Loan C (j)              WR         NR      4.82%-7.72%    08/02/13           249,955
       980,000  The Reader's Digest Association, Inc., Term
                     Loan B                                          Caa2       CCC     3.27%-3.33%    03/02/14           411,600
     6,912,500  Tribune Company, Term Loan B (h) (i)                 WR         D          5.25%       05/19/14         2,100,633
       731,429  Tribune Company, Term Loan X (h) (i)                 WR         D          5.00%       05/18/09           218,122
     1,000,000  Yell Group, PLC, Term Loan B1                        B1         B+         3.32%       10/27/12           642,500
                                                                                                                     ------------
                                                                                                                       10,810,235
                                                                                                                     ------------
                RESIDENTIAL REITS - 0.0%
        87,500  Apartment Investment Management Co.,
                     Term Loan                                       Ba1        BB+        1.85%       03/22/11            77,875
                                                                                                                     ------------
                RETAIL REITS - 2.2%
     6,046,709  Capital Automotive, L.P., Term Loan                  Ba1        B          2.17%       12/16/10         4,252,850
     1,394,737  General Growth Properties, Inc., Term
                     Loan A-1 (h) (i)                                C          D          5.25%       02/24/10           674,122
     1,966,667  The Macerich Partnership, L.P., Term Loan            NR(e)      NR(e)      1.88%       04/26/10         1,730,667
                                                                                                                     ------------
                                                                                                                        6,657,639
                                                                                                                     ------------
                SEMICONDUCTORS - 1.7%
     8,251,679  Freescale Semiconductors, Inc., Term Loan,
                     First Lien                                      B2         B-         2.17%       12/01/13         5,061,027
                                                                                                                     ------------
                SPECIALIZED CONSUMER SERVICES - 3.7%
       972,500  Acosta, Inc., Term Loan                              NR(e)      NR(e)      2.57%       07/28/13           875,250
       903,116  Advantage Sales & Marketing, Inc.,
                     Term Loan                                       NR(e)      NR(e)   2.32%-2.42%    03/29/13           829,361
     2,280,515  Affinion Group, Inc., Term Loan B                    Ba2        BB      2.81%-2.82%    10/17/12         2,098,074
       256,221  ARAMARK Corporation, Prefunded Synthetic
                     Letter of Credit                                Ba3        BB         3.90%       01/26/14           232,905
     4,034,490  ARAMARK Corporation, Term Loan                       Ba3        BB         3.10%       01/26/14         3,667,351
     1,000,000  Asurion Corp., Term Loan, First Lien                 NR(e)      NR(e)   3.38%-4.02%    07/03/14           900,000
       944,361  N.E.W. Holdings I, LLC, Term Loan,
                     First Lien                                      NR(e)      NR(e)   2.82%-3.79%    05/22/14           774,376
     1,959,671  Nielsen Finance, LLC, Dollar Term Loan               Ba3        B+         2.38%       08/09/13         1,725,430
                                                                                                                     ------------
                                                                                                                       11,102,747
                                                                                                                     ------------
                SPECIALTY CHEMICALS - 1.9%
     2,000,000  Celanese Holdings, LLC, Synthetic Letter
                     of Credit                                       Ba2        BB+        1.91%       04/02/14         1,808,636
     4,417,405  Celanese Holdings, LLC, Term Loan,
                     First Lien                                      Ba2        BB+        2.94%       04/02/14         3,994,739
                                                                                                                     ------------
                                                                                                                        5,803,375
                                                                                                                     ------------
                SPECIALTY STORES - 2.4%
     1,188,250  Dollarama Group, L.P., Replacement Term
                     Loan B                                          Ba1        BB-        2.79%       11/18/11         1,134,779
     3,997,954  Harbor Freight Tools USA, Inc., Term
                   Loan C                                            NR(e)      NR(e)      9.75%       02/12/13         3,358,281


Page 14             See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009


                                                                        Ratings
  Principal                                                         (Unaudited) (b)                      Stated
    Value                       Description                         Moody's    S&P         Rate        Maturity (c)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)
                SPECIALTY STORES - (Continued)
$    3,060,609  The Yankee Candle Company, Inc., Term Loan           Ba3        BB-     2.32%-3.22%    02/06/14      $  2,606,620
                                                                                                                     ------------
                                                                                                                        7,099,680
                                                                                                                     ------------
                SYSTEMS SOFTWARE - 2.3%
     4,390,509  Dealer Computer Services, Inc., Term Loan,
                     First Lien                                      Ba2        BB         2.32%       10/26/12         3,177,631
     3,884,107  Intergraph Corporation, Term Loan, First Lien        Ba3        BB-        2.66%       05/29/14         3,553,958
                                                                                                                     ------------
                                                                                                                        6,731,589
                                                                                                                     ------------
                TECHNOLOGY DISTRIBUTORS - 1.3%
     1,764,000  H3C Holdings, Ltd., Term Loan B                      Ba2        BB         4.79%       09/28/12         1,420,020
     3,478,615  Sensata Technologies Finance Company, LLC,
                     Term Loan, First Lien                           B3         B       2.60%-2.80%    04/27/13         2,446,625
                                                                                                                     ------------
                                                                                                                        3,866,645
                                                                                                                     ------------
                TRUCKING - 1.7%
       247,340  The Hertz Corporation, Prefunded Synthetic
                     Letter of Credit                                Ba1        BB-        2.98%       12/21/12           222,452
     2,078,417  The Hertz Corporation, Term Loan                     Ba1        BB-     2.07%-2.17%    12/21/12         1,869,276
     3,357,055  OshKosh Corporation, Term Loan B                     B2         B+      7.15%-7.32%    12/06/13         2,874,478
                                                                                                                     ------------
                                                                                                                        4,966,206
                                                                                                                     ------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.5%
     1,222,779  Clearwire Corporation, Delayed Draw Term
                     Loan, First Lien                                B3         B+         8.75%       07/03/12           884,476
       747,221  Clearwire Corporation, Term Loan, First Lien         B3         B+         8.75%       07/03/12           540,490
                                                                                                                     ------------
                                                                                                                        1,424,966
                                                                                                                     ------------

                TOTAL SENIOR FLOATING-RATE TERM LOAN INTERESTS                                                        404,460,964
                (Cost $500,526,734)                                                                                  ------------

SENIOR FLOATING-RATE NOTES - 0.1%
                 ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
       650,000    NXP B.V                                            C          CCC+       3.88%       10/15/13           186,063
                                                                                                                     ------------
                 LEISURE FACILITIES - 0.0%
     1,225,000   HRP Myrtle Beach (h) (i) (m) (o)                    WR         NR         7.37%       04/01/12                 0
                                                                                                                     ------------

                 TOTAL SENIOR FLOATING-RATE NOTES                                                                         186,063
                 (Cost $1,876,399)                                                                                   ------------

NOTES - 0.0%
                 HOMEBUILDING - 0.0%
$      727,273   TOUSA, Inc. (Payment-In-Kind Election
                      Note) (h) (m) (n) (o)                          NR         NR        14.75%       07/01/15                 0
                                                                                                                     ------------
                 TOTAL NOTES                                                                                                    0
                 (Cost $436,364)                                                                                     ------------


                    See Notes to Financial Statements                   Page 15

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009



  Shares                                           Description                                                            Value
----------    -----------------------------------------------------------------------------------------              --------------
PREFERRED STOCKS - 0.0%
              HOMEBUILDING - 0.0%
     4,273    TOUSA, Inc. (8.0%, Series A Convertible Payment-In-Kind Preferred Stock)  (h) (i) (m) (o)              $          0
                                                                                                                     ------------
                 TOTAL PREFERRED STOCKS                                                                                         0
                 (Cost $2,563,636)                                                                                   ------------

COMMON STOCKS AND RIGHTS - 0.0%
                 OTHER DIVERSIFIED FINANCIAL SERVICES - 0.0%
           690   Atkins Nutritionals Holdings - Common Stock (o)                                                                0
           690   Atkins Nutritionals Holdings - Rights (o)                                                                      0
                                                                                                                     ------------

                 TOTAL COMMON STOCKS AND RIGHTS                                                                                 0
                 (Cost $36,260)                                                                                      ------------


   Principal
     Amount                   Description                                                                                 Value
--------------  ----------------------------------------------                                                       --------------

SHORT-TERM INVESTMENTS - 2.6%
                ASSET MANAGEMENT & CUSTODY BANKS - 2.6%
$  7,717,118    JPMorgan Federal Money Market Fund - 0.0% (p)                                                           7,717,118
                                                                                                                     ------------

                TOTAL SHORT-TERM INVESTMENTS                                                                            7,717,118
                (Cost $7,717,118)                                                                                    ------------

                TOTAL INVESTMENTS - 138.4%                                                                            412,364,145
                (Cost $513,153,460) (q)

                NET OTHER ASSETS AND LIABILITIES - 7.7%                                                                22,839,696

                LOAN OUTSTANDING - (19.2)%                                                                            (57,050,000)

                AUCTION MARKET PREFERRED SHARES, AT LIQUIDATION  VALUE
                (including accrued distributions) - (26.9)%                                                           (80,056,589)
                                                                                                                     ------------
                NET ASSETS (Applicable to Common Shareholders) - 100.0%                                              $298,097,252
                                                                                                                     ============

_________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shareholders.
(b) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.
(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(d) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.
(e) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.
(f)  Represents commitment fee rate on unfunded loan commitments.
(g) This DIP facility is partially drawn per Debtor-In-Possession Credit Agreement dated March 3, 2009.
(h)  This borrower has filed for protection in federal bankruptcy court.
(i)  Non-income producing investment.
(j) This issuer is in default, but interest is still being accrued by the Fund and paid by the issuer.
(k) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.
(l) This borrower has filed for protection in federal bankruptcy court subsequent to the date of this report.


Page 16             See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (r) (Continued)
May 31, 2009



(m) This investment is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted investments may only be resold in transactions exempt from registration (See Note 2F - Restricted Investments in the Notes to Financial Statements).
(n) This investment is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum is to be paid in cash and 13.75% of interest per annum is to be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) in a combination of (i) and (ii). Interest is to be paid semi-annually; however, the issuer is in default and income is not being accrued.
(o) This investment is fair valued in accordance with valuation procedures adopted by the Fund's Board of Trustees.
(p)  Represents the daily dividend rate in effect at May 31, 2009.
(q) Aggregate cost for federal income tax purposes is $513,435,612. As of May 31, 2009, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $625,109 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $101,696,576.
(r) All or a portion of the investments are available to serve as collateral on the outstanding loan.

NR   Not rated.
WR   Withdrawn rating.



_________________________________

Valuation Inputs

A summary of the inputs used to value the Fund's investments as of May 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                            Investments
    -----------------------------------------------    -----------------
    Level 1 - Quoted Prices                             $    7,717,118
    Level 2 - Other Significant Observable Inputs          404,647,027
    Level 3 - Significant Unobservable Inputs                       --
                                                        --------------
    Total                                               $  412,364,145
                                                        ==============


                    See Notes to Financial Statements                   Page 17

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Assets and Liabilities
May 31, 2009

ASSETS:
Investments, at value
    (Cost $513,153,460)                                                                      $ 412,364,145
Cash segregated as collateral for terminated credit default swaps                                  263,067
Prepaid expenses                                                                                 1,119,748
Receivables:
    Investment securities sold                                                                  22,654,562
    Interest                                                                                     1,610,643
                                                                                             -------------
       Total Assets                                                                            438,012,165
                                                                                             -------------

LIABILITIES:
Outstanding loan                                                                                57,050,000
Payables:
    Investment securities purchased                                                              2,159,853
    Investment advisory fees                                                                       272,883
    Interest and fees on loan                                                                      159,954
    Audit and tax fees                                                                              63,312
    Printing fees                                                                                   60,725
    Legal fees                                                                                      47,742
    Administrative fees                                                                             15,436
    Transfer agent fees                                                                              1,739
    Custodian fees                                                                                   1,500
Accrued expenses and other liabilities                                                              25,180
                                                                                             -------------
       Total Liabilities                                                                        59,858,324
                                                                                             -------------
NET ASSETS INCLUDING AUCTION MARKET PREFERRED SHARES:                                        $ 378,153,841
                                                                                             =============

AUCTION MARKET PREFERRED SHARES:
($0.01 par value, 3,200 shares issued with liquidation preference of $25,000 per share, unlimited number of Auction Market Preferred Shares has
    been authorized)                                                                            80,056,589
                                                                                             -------------

NET ASSETS (Applicable to Common Shareholders)                                               $ 298,097,252
                                                                                             =============

NET ASSETS consist of:
Paid-in capital                                                                                480,451,257
Par value                                                                                          252,919
Accumulated net investment income (loss)                                                          (166,321)
Accumulated net realized gain (loss) on investments and swap transactions                      (81,651,288)
Net unrealized appreciation (depreciation) on investments                                     (100,789,315)
                                                                                             -------------
NET ASSETS (Applicable to Common Shareholders)                                               $ 298,097,252
                                                                                             =============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                         $       11.79
                                                                                             =============

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)  $  25,291,939
                                                                                             =============


Page 18             See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Operations
For the Year Ended May 31, 2009


INVESTMENT INCOME:
Interest                                                                                     $  31,531,992
Dividends                                                                                           26,346
Other income                                                                                       778,717
                                                                                             -------------
    Total investment income                                                                     32,337,055
                                                                                             -------------

EXPENSES:
Interest and fees on loan                                                                        5,375,410
Investment advisory fees                                                                         3,802,752
Administrative fees                                                                                233,527
Legal fees                                                                                         224,841
Auction Market Preferred Shares commission fees                                                    197,254
Printing fees                                                                                      105,785
Audit and tax fees                                                                                  53,313
Custodian fees                                                                                      40,874
Trustees' fees and expenses                                                                         37,382
Transfer agent fees                                                                                 28,664
Other                                                                                              143,725
                                                                                             -------------
    Total expenses                                                                              10,243,527
                                                                                             -------------
NET INVESTMENT INCOME                                                                           22,093,528
                                                                                             -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments                                                                               (69,736,877)
     Credit default swaps                                                                         (214,978)
                                                                                             -------------
Net realized gain (loss)                                                                       (69,951,855)
                                                                                             -------------
Net change in unrealized appreciation (depreciation) on:
     Investments                                                                               (47,428,322)
     Credit default swaps                                                                          138,235
                                                                                             -------------
Net change in unrealized appreciation (depreciation)                                           (47,290,087)
                                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                                       (117,241,942)
                                                                                             -------------
AUCTION MARKET PREFERRED SHARE DIVIDENDS                                                        (2,226,284)
                                                                                             -------------
NET INCREASE (DECREASE) IN NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS)
     RESULTING FROM OPERATIONS                                                               $ (97,374,698)
                                                                                             =============


                    See Notes to Financial Statements1                  Page 19

First Trust/Four Corners Senior Floating Rate Income Fund II
Statements of Changes in Net Assets



                                                                                   Year                Year
                                                                                   Ended               Ended
                                                                                 5/31/2009           5/31/2008
                                                                             ----------------    ----------------
OPERATIONS:
Net investment income (loss)                                                  $   22,093,528      $   36,777,196
Net realized gain (loss)                                                         (69,951,855)         (6,941,462)
Net change in unrealized appreciation (depreciation)                             (47,290,087)        (53,061,253)
Distributions to Auction Market Preferred Shareholders from:
     Net investment income                                                        (2,226,284)         (5,116,317)
                                                                              --------------      --------------
Net increase (decrease) in net assets applicable to Common Shareholders
     resulting from operations                                                   (97,374,698)        (28,341,836)
                                                                              --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                       (19,715,067)        (34,639,840)
                                                                              --------------      --------------
Total distributions to Common Shareholders                                       (19,715,067)        (34,639,840)
                                                                              --------------      --------------
Total increase (decrease) in net assets applicable to Common Shareholders       (117,089,765)        (62,981,676)

NET ASSETS (Applicable to Common Shareholders):
Beginning of year                                                                415,187,017         478,168,693
                                                                              --------------      --------------
End of year                                                                   $  298,097,252      $  415,187,017
                                                                              ==============      ==============
Accumulated net investment income (loss) at end of year                       $     (166,321)     $     (536,890)
                                                                              ==============      ==============


Page 20             See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Cash Flows
For the Year Ended May 31, 2009


CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to Common Shareholders resulting
     from operations                                                             $   (97,374,698)
Adjustments to reconcile net increase (decrease) in net assets applicable to
     Common Shareholders resulting from operations to net cash provided by operating activities:
   Purchases of investments                                                       (1,373,979,536)
   Sales and maturities of investments                                             1,533,034,616
   Net amortization/accretion of premium/discount on investments                      (2,624,637)
   Net realized loss on investments                                                   69,736,877
   Net realized loss on credit default swaps                                             214,978
   Net change in unrealized appreciation/depreciation on investment                   47,428,322
   Net change in net unrealized appreciation/depreciation on credit default swaps       (138,235)

CHANGES IN ASSETS AND LIABILITIES:
   Increase in cash segregated as collateral for terminated credit default swaps          (2,067)
   Decrease in interest receivable                                                     2,605,142
   Decrease in dividends receivable                                                        2,303
   Increase in prepaid expenses                                                       (1,093,992)
   Increase in receivable for investment securities sold                             (15,256,199)
   Decrease in payable for investment securities purchased                            (4,911,483)
   Decrease in interest and fees due on loan                                            (359,118)
   Decrease in accumulated unpaid dividends on Auction Market Preferred Shares          (100,189)
   Decrease in investment advisory fees payable                                         (165,886)
   Decrease in audit and tax fees payable                                                 (5,388)
   Decrease in legal fees payable                                                       (114,506)
   Decrease in transfer agent fees payable                                                (3,167)
   Decrease in printing fees payable                                                     (17,006)
   Decrease in administrative fees payable                                               (14,318)
   Decrease in custodian fees payable                                                    (16,645)
   Decrease in Trustees' fees and expenses payable                                        (1,702)
   Increase in accrued expenses and other liabilities                                      8,730
                                                                                 ----------------
CASH PROVIDED BY OPERATING ACTIVITIES                                                                  $ 156,852,196
                                                                                                       -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders                                            (19,715,067)
     Redemption of Auction Market Preferred Shares                                   (20,000,000)
     Proceeds from borrowings                                                         28,000,000
     Repayment of borrowings                                                        (145,950,000)
                                                                                 ----------------
CASH USED IN FINANCING ACTIVITIES                                                                       (157,665,067)
                                                                                                       -------------
Decrease in cash                                                                                            (812,871)
Cash at beginning of year                                                                                    812,871
                                                                                                       -------------
CASH AT END OF YEAR                                                                                    $          --
                                                                                                       =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest                                                                 $   5,734,528
                                                                                                       =============


                    See Notes to Financial Statements                   Page 21

First Trust/Four Corners Senior Floating Rate Income Fund II
Financial Highlights
For a Common Share outstanding throughout each year

                                                         Year          Year          Year          Year          Year
                                                         Ended         Ended        Ended          Ended         Ended
                                                       5/31/2009     5/31/2008     5/31/2007     5/31/2006     5/31/2005
                                                      -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year                     $   16.42     $   18.91     $   19.00     $   18.94     $   19.04
                                                       ---------     ---------     ---------     ---------     ---------
Income from investment operations:
 Net investment income (loss)                               0.87          1.45          1.66          1.48          0.95
 Net realized and unrealized gain (loss)                   (4.63)        (2.37)        (0.04)         0.04         (0.02)
 Distributions paid to AMP (a) Shareholders from:
   Net investment income                                   (0.09)        (0.20)        (0.21)        (0.16)        (0.07)
                                                       ---------     ---------     ---------     ---------     ---------
 Total from investment operations                          (3.85)        (1.12)         1.41          1.36          0.86
                                                       ---------     ---------     ---------     ---------     ---------
Distributions paid to Common Shareholders from:
   Net investment income                                   (0.78)        (1.37)        (1.50)        (1.28)        (0.91)
   Net realized gain                                          --            --            --         (0.02)           --
                                                       ---------     ---------     ---------     ---------     ---------
Total distributions to Common Shareholders                 (0.78)        (1.37)        (1.50)        (1.30)        (0.91)
                                                       ---------     ---------     ---------     ---------     ---------
Dilutive impact from the offering of AMP Shares (b)           --            --            --            --         (0.05)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                           $   11.79     $   16.42     $   18.91     $   19.00     $   18.94
                                                       ---------     ---------     ---------     ---------     ---------
Market value, end of year                              $   10.04     $   14.76     $   18.81     $   17.61     $   17.89
                                                       ---------     ---------     ---------     ---------     ---------
Total return based on net asset value (c) (d)             (22.07)%       (5.19)%        8.04%         8.06%         4.38%
                                                       =========     =========     =========     =========     =========
Total return based on market value (d) (e)                (26.11)%      (14.32)%       15.95%         6.03%        (6.20)%
                                                       =========     =========     =========     =========     =========
--------------------------------
Ratios to average net assets available
    to Common Shareholders:
 Ratio of total expenses to average net assets              3.40%         3.63%         3.55%         3.08%         2.02%
 Ratio of total expenses to average net assets
   excluding interest expense                               1.62%         1.54%         1.45%         1.45%         1.30%
 Ratio of net investment income (loss) to average net
   assets                                                   7.34%         8.52%         8.80%         7.77%         5.01%
 Ratio of net investment income (loss) to average net
   assets net of AMP dividends (f)                          6.60%         7.34%         7.70%         6.93%         4.59%
Supplemental Data:
 Portfolio turnover rate                                      15%           31%           78%           81%          115%
 Net assets, end of period (in 000's)                   $298,097      $415,187      $478,169      $480,155      $478,785
 Ratio of total expenses to total average
   Managed Assets (g)                                       2.02%         2.22%         2.26%         1.97%         1.43%
 Ratio of total expenses to total average Managed
   Assets excluding interest expense (g)                    0.96%         0.94%         0.92%         0.93%         0.92%
Preferred Shares and Loan Outstanding:
 Total AMP Shares outstanding                              3,200         4,000         4,000         4,000         4,000
 Liquidation and market value per AMP share (h)          $25,018       $25,039       $25,045       $25,040       $25,031
 Asset coverage per share                               $118,155(i)   $128,797(i)   $179,792(j)   $189,289(j)   $191,446(j)
 Loan outstanding (in 000's)                             $57,050      $175,000      $141,000      $177,000      $187,000
 Asset coverage per $1,000 of loan outstanding (k)        $7,627        $3,944        $5,100        $4,278        $4,095

________________________________

(a) Auction Market Preferred ("AMP") Shares.
(b) The expenses associated with the offering of AMP Shares had a $(0.05) impact on the Common Share NAV.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d) Total return is not annualized for periods less than one year.
(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.
(f) Ratio reflects the effect of distributions to AMP Shareholders.
(g) Managed Assets are calculated by taking the Fund's average daily gross asset value (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.
(h) Includes accumulated and unpaid distributions to AMP Shareholders.
(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value), and dividing by the number of AMP Shares outstanding. If this methodology had been used historically, fiscal years 2005, 2006 and 2007 would have been $144,696, $145,039 and $144,542, respectively.
(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding), and dividing by the number of AMP Shares outstanding.
(k) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding), and dividing by the outstanding loan balance in 000's.

N/A Not applicable



Page 22             See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II
                               May 31, 2009


                           1. Fund Description

First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating-rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                    2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:
The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio investments, at fair value according to valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio investments listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the investments are valued at the mean of the most recent bid and asked prices on such day. Investments traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio investments traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such investments. Portfolio investments traded in the over-the-counter market, but excluding investments traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of June 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II
                               May 31, 2009


        o Level 1 - quoted prices in active markets for identical investments
        o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
        o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2009 is included with the Fund's Portfolio of Investments.

B. Credit Default Swaps:

The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap contract is an agreement between two parties to exchange the credit risk of an issuer. The Fund may be either the buyer or seller in a credit default swap transaction. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on the underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. An event of default may be a grace period extension, obligation acceleration, repudiation/moratorium, or restructuring.

Buying a credit default swap contract involves the risk that the contract may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of default. Selling a credit default swap contract involves greater risks than if the Fund had invested in the reference obligation directly. The Fund will segregate cash or liquid assets in an amount equal to the aggregate market value of the credit default swap contracts of which it is a seller. Additionally, the Fund maintains cash or liquid assets for the full notional amount of the credit default swap contracts of which it is a seller. The Fund may only enter into such transactions with counterparties rated A- or higher.

Credit default swap contracts are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. As of May 31, 2009, the Fund had no outstanding credit default swaps.

C. Repurchase Agreements:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period.

This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral investments, including the risk of a possible decline in the value of the underlying investments during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of May 31, 2009, the Fund had no open repurchase agreements.

D. Investment Transactions and Investment Income:

Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such investments is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. As of May 31, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

E. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $89,580 as of May 31, 2009. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized appreciation from the commitments is $3,644 at May 31, 2009.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II
                               May 31, 2009


F. Restricted Investments:

The Fund invests in restricted investments, which are investments that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted investments may only be resold in transactions exempt from registration. The Fund held restricted investments at May 31, 2009 as shown in the following table. The Fund does not have the right to demand that such investments be registered. These investments are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity dates and yields for these issuers.

                                                                                                       % of
                                                                                                    Net Assets
                                                                                                    Applicable
                               Acquisition    Principal      Value       Current                     to Common
Investment                        Date      Value/Shares   Per Share  Carrying Cost    Value       Shareholders
----------------------------------------------------------------------------------------------------------------
HRP Myrtle Beach                3/23/06     $  1,225,000   $       --  $  1,225,000    $     --       0.00%
TOUSA, Inc.-Notes               7/31/07(1)  $    727,273           --       436,364          --       0.00
TOUSA, Inc.-Preferred Stocks    7/31/07(1)         4,273           --     2,563,636          --       0.00
                                                                       -----------------------------------------
                                                                       $  4,225,000    $     --       0.00%
                                                                       =========================================

(1) Investment was acquired through a restructuring that was effective on July 31, 2007.

G. Dividends and Distributions to Shareholders:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Auction Market Preferred Shares ("AMP Shares") issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investments held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Permanent differences incurred during the tax year ended May 31, 2009, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in undistributed net investment income by $218,392 and a decrease in accumulated net realized gain (loss) on investments sold by $218,392. Net assets applicable to Common Shareholders were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended May 31, 2009 and May 31, 2008 are as follows:

Distributions paid from:                           2009           2008
                                                   ----           ----
Ordinary Income                             $   21,941,351    $  39,756,157

As of May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income                $       373,047
Net Unrealized Appreciation (Depreciation)   $  (101,071,467)
Accumulated Capital and other losses         $   (81,651,288)

H. Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At May 31, 2009, the Fund had available realized capital losses of $3,984,460, $3,611,723 and $25,697,677 to offset future net capital gains through the fiscal years ended 2014, 2016 and 2017, respectively.

Post-October losses. Under current laws, certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2009, the Fund intends to elect to defer net realized losses incurred from November 1, 2008 through May 31, 2009 of $48,357,428.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II
                               May 31, 2009


In June 2006, the FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of May 31, 2009, management has evaluated the application of FIN 48 to the Fund and has determined that no provision for income tax is required in the Fund's financial statements.

I. Expenses:

The Fund pays all expenses directly related to its operations.

J. Accounting Pronouncement:

In April 2009, the FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund's financial statement disclosures, if any.

 3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage. L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, which are the average daily gross asset value of the Fund (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's investment sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

In accordance with certain fee arrangements, JPMorgan Investor Services Co. served as the Fund's Administrator and Fund Accountant, JPMorgan Chase Bank, National Association served as the Fund's Custodian and American Stock Transfer & Trust Company served as the Fund's Transfer Agent. Effective May 25, 2009, PNC Global Investment Servicing (U.S.) Inc. ("PNC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Transfer Agent in accordance with certain fee arrangements. Effective June 1, 2009, PNC also serves as the Fund's Administrator and Fund Accountant in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian as of June 1, 2009 in accordance with certain fee arrangements. PNC continues to provide certain administrative services to the Fund in connection with the Board's meetings and other related matters.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's AMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and equally allocated among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                     4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended May 31, 2009 were $75,403,209 and $237,164,035, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II
                               May 31, 2009


                       5. Auction Market Preferred Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of May 31, 2009, the Fund has 1,600 Series A AMP Shares and 1,600 Series B AMP Shares outstanding at a liquidation value of $25,000 per share.

The Fund is required to meet certain asset coverage tests with respect to the AMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the AMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain AMP Shares.

An auction of the Series A AMP Shares is generally held every 7 days and an auction of the Series B AMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. The Fund pays commissions to the auction agent as compensation for conducting the auctions. These fees are included in the "Auction Market Preferred Shares commission fees" on the Statement of Operations.

The markets for auction rate securities have continued to experience a number of failed auctions, including auctions relating to the Series A AMP Shares and Series B AMP Shares. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due. In the case of the Fund's outstanding Series A AMP Shares and Series B AMP Shares, the maximum rate under the terms of those securities has been 125 percent (and could be up to 300 percent, depending on the ratings of the Series A AMP Shares and Series B AMP Shares) of the greater of: (1) the applicable AA financial composite commercial paper rate (for a rate period of fewer than 184 days) or the applicable U.S. Treasury index rate (for a rate period of 184 days or more), or (2) the applicable London Inter-Bank Offered Rate.

On July 2, 2008, the Fund redeemed $20 million of its $100 million outstanding AMP Shares at par ($25,000 per share), consisting of $10 million Series A AMP Shares and $10 million Series B AMP Shares with proceeds from a Revolving Credit Facility ("Credit Facility" - see Note 6 below).

 For the year ended May 31, 2009, transactions in AMP shares were as follows:

                                   Series A                   Series B
                                        Liquidation               Liquidation
                              Shares       Value         Shares       Value
                              -------------------------------------------------
Outstanding at 5/31/08        2,000   $  50,000,000      2,000   $  50,000,000
Amount Retired                 (400)    (10,000,000)      (400)    (10,000,000)
                              -------------------------------------------------
Outstanding at 5/31/09        1,600   $  40,000,000      1,600   $  40,000,000
                              =================================================

First Trust continues to seek methods for refinancing the approximately $80 million of the Fund's AMP Shares that remain outstanding. The ability to obtain refinancing is contingent on finding third parties willing to provide such financing on a cost effective basis. There is no assurance that First Trust will be successful in finding such financing, and any such financing arrangements would be subject to approval of the Fund's Board of Trustees.

The annual dividend rate in effect as of May 31, 2009 was 1.53% and 1.66% for the Series A 7 day and Series B 28 day auctions, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates, however, when an auction fails, the rate is automatically set at the maximum rate as prescribed by the terms of the security. The high and low annual dividend rates during the year ended May 31, 2009, for the Series A 7 day auction were 5.94% and 1.49%, respectively, and the average dividend rate was 2.69%. The high and low annual dividend rates during the year ended May 31, 2009, for the Series B 28 day auction were 5.00% and 1.59%, respectively, and the average dividend rate was 2.91%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, "Classification and Measurement of Redeemable Securities", which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's AMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II
                               May 31, 2009


                          6. Revolving Credit Facility

The Fund has entered into a Revolving Credit Facility ("Credit Facility") with various lenders and Citicorp North America Inc., as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of May 13, 2010 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility was reduced from $195,000,000 to $150,000,000 on May 15, 2009 in connection with the annual extension of the expiration date of the Credit Facility. For the year ended May 31, 2009, the average amount outstanding was $124,091,781. The loans under the Credit Facility funded by the Conduit Lender bear interest for each settlement period at a rate per annum based on the commercial paper rate of the Conduit Lender. The loans under the Credit Facility funded by the Secondary Lenders bear interest for each settlement period at a per annum rate equal to (i) the Eurodollar rate for the settlement period plus 7.50% or (ii) the alternate base rate plus 5.00%. For the year ended May 31, 2009, the Fund had no loans under the Credit Facility funded by the Secondary Lenders. The high and low annual interest rates for loans under the Credit Facility funded by the Conduit Lender during the year ended May 31, 2009, were 3.74% and 0.60%, respectively, with a weighted average interest rate of 2.60%. The annual interest rate in effect for such loans at May 31, 2009 was 0.82%. The Fund also pays additional borrowing costs, which include a program fee of 1.50% and a liquidity fee of 0.75% per year. On May 15, 2009 in connection with the annual extension of the expiration date of the Credit Facility, the Fund paid upfront fees of $1,125,000, which will be amortized over a one-year period. Such expenses are included in "Interest and fees on loan" on the Statement of Operations.

                             7. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

Investment and Market Risk: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the investments owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Investment prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the investments is extremely limited or absent), the Fund may take temporary defensive positions.

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund.

Lower Grade Debt Instruments: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. The Fund borrowed pursuant to a leverage borrowing program and through the issuance of Preferred Shares, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

Senior Loan Risk: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2009


to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

Auction Risk: Numerous closed-end funds, including the Fund, have been experiencing failed auctions involving their auction-rate Preferred Shares. Based on current market conditions, the Fund expects that auctions may continue to fail. If an auction fails a holder may not be able to sell some or all of its Preferred Shares. No third parties related to the auction nor the Fund itself are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction.

                               8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. Subsequent Events

On May 20, 2009, the Fund declared a dividend of $0.0475 per share to Common Shareholders of record June 3, 2009, payable June 15, 2009.

On June 22, 2009, the Fund declared a dividend of $0.0375 per share to Common Shareholders of record July 6, 2009, payable July 15, 2009.

On July 20, 2009, the Fund declared a dividend of $0.0325 per share to Common Shareholders of record August 5, 2009, payable August 17, 2009.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of First Trust/Four Corners Senior Floating Rate Income Fund II:

We have audited the accompanying statement of assets and liabilities of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of May 31, 2009 by correspondence with the Fund's custodian, agent banks, and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Four Corners Senior Floating Rate Income Fund II as of May 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP


Chicago, Illinois
July 24, 2009

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2009 (Unaudited)


                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

    (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

    (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


--------------------------------------------------------------------------------
                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2009 (Unaudited)


                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                         NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of October 15, 2008, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.


                 Submission of Matters to a Vote of Shareholders

The Joint Annual Meeting of Shareholders of the First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 15, 2008. At the Annual Meeting, holders of Common and Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund II voting together elected Trustee Richard E. Erickson for a three-year term. Holders of Preferred Shares elected Trustee Thomas R. Kadlec and Trustee Robert F. Keith each for one-year terms. The number of votes cast in favor of Richard E. Erickson was 22,585,701 the number of votes against was 584,592 and the number of abstentions was 2,125,646. The number of votes cast in favor of Thomas R. Kadlec was 3,291, the number of votes against was 55 and the number of abstentions was 654. The number of votes cast in favor of Robert F. Keith was 3,291, the number of votes against was 55 and the number of abstentions was 654. James A. Bowen and Niel B. Nielson are the current and continuing Trustees.


                                 Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2009, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.


                Investment Management and Sub-Advisory Agreements

Board Consideration Regarding Continuation of
Investment Management and Sub-Advisory Contracts

The Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2009 (Unaudited)


includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. The Board noted that Macquarie Group Limited increased its ownership stake in the Sub-Advisor to 100% in October 2008 and considered that the Sub-Advisor's access to a greater breadth of resources should benefit the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two other closed end funds to which different advisory fee rates are charged. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the Sub-Advisor sub-advises the same two other closed-end funds with similar investment objectives and policies, to which different sub-advisory fee rates are charged. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2008 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor had previously invested in personnel and systems and anticipated continued maintenance of efficient personnel and systems in support of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor, noting that the method used to allocate expenses was not a typical practice of the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                          May 31, 2009 (Unaudited)

                                                                                           Number of
                                                                                           Portfolios
                                                                                           in the First   Other
                                                                                           Trust          Trusteeships or
Name, Address,                    Term of Office                                           Fund Complex   Directorships
Date of Birth and                 and Length of     Principal Occupations                  Overseen by    Held by
Position with the Fund            Service(2)        During Past 5 Years                    Trustee        Trustee

-------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee      o Three Year      Physician; President, Wheaton               61        None
c/o First Trust Advisors L.P.       Term            Orthopedics; Co-owner and
120 E. Liberty Drive,                               Co-Director (January 1996 to May
  Suite 400                       o Since Fund      2007), Sports Med Center for
Wheaton, IL 60187                   Inception       Fitness; Limited Partner, Gundersen
D.O.B.: 04/51                                       Real Estate Limited Partnership;
                                                    Member, Sportsmed LLC


Thomas R. Kadlec, Trustee         o Three Year      Senior Vice President and Chief             61        Director of ADM
c/o First Trust Advisors L.P.       Term            Financial Officer (May 2007 to                        Investor
120 E. Liberty Drive,                               Present), Vice President and Chief                    Services, Inc.
  Suite 400                       o Since Fund      Financial Officer (1990 to May                        and Director of
Wheaton, IL 60187                   Inception       2007), ADM Investor Services, Inc.                    Archer
D.O.B.: 11/57                                       (Futures Commission Merchant);                        Financial
                                                    President (May 2005 to Present), ADM                  Services, Inc.
                                                    Derivatives, Inc.; Registered
                                                    Representative (2000 to Present),
                                                    Segerdahl & Company, Inc., a FINRA
                                                    member (Broker-Dealer)

Robert F. Keith, Trustee          o Three Year      President (2003 to Present),                61        None
c/o First Trust Advisors L.P.       Term            Hibs Enterprises (Financial and
120 E. Liberty Drive,                               Management Consulting)
  Suite 400                       o Since Fund
Wheaton, IL 60187                   Inception
D.O.B.: 03/64

Niel B. Nielson, Trustee          o Three Year      President (June 2002                        61        Director of
c/o First Trust Advisors L.P.       Term            to Present), Covenant                                 Covenant
120 E. Liberty Drive,                               College                                               Transport Inc.
  Suite 400                       o Since Fund
Wheaton, IL 60187                   Inception
D.O.B.: 03/54

-------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,          o Three Year      President, First Trust Advisors L.P.        61        Trustee of
President, Chairman of the          Trustee         and First Trust Portfolios L.P.;                      Wheaton College
Board and CEO(1)                    Term and        Chairman of the Board of Directors,
120 E. Liberty Drive,               Indefinite      BondWave LLC (Software Development
  Suite 400                         Officer         Company/Investment Advisor) and
Wheaton, IL 60187                   Term            Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                       Advisor)
                                  o Since Fund
                                    Inception


__________________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Richard E. Erickson, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Niel B. Nielson, as a Class II Trustee, is serving as a trustee until the Fund's 2009 annual meeting of shareholders. James A. Bowen, as a Class III Trustee, is serving as a trustee until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Board of Trustees and Officers (Continued)
--------------------------------------------------------------------------------


         First Trust/Four Corners Senior Floating Rate Income Fund
                          May 31, 2009 (Unaudited)


                                                        Term of Office
Name, Address and                Position and Offices   and Length of     Principal Occupations
Date of Birth                    with Fund              Service(2)        During Past 5 Years

----------------------------------------------------------------------------------------------------------
                                   OFFICERS WHO ARE NOT TRUSTEES (3)
----------------------------------------------------------------------------------------------------------

Mark R. Bradley                  Treasurer,             o Indefinite      Chief Financial Officer,
120 E. Liberty Drive,            Controller, Chief        term            First Trust Advisors L.P.
  Suite 400                      Financial Officer                        and First Trust Portfolios
Wheaton, IL 60187                and Chief Accounting   o Since Fund      L.P.; Chief Financial
D.O.B.: 11/57                    Officer                  Inception       Officer, BondWave LLC
                                                                          (Software Development
                                                                          Company/Investment Advisor)
                                                                          and Stonebridge Advisors LLC
                                                                          (Investment Advisor)

Erin E. Chapman                  Assistant Secretary    o Indefinite      Assistant General Counsel
120 E. Liberty Drive,                                     term            (October 2007 to Present),
  Suite 400                                                               Associate Counsel (March
Wheaton, IL 60187                                       o Since June      2006 to October 2007), First
D.O.B.:  08/76                                            2009            Trust Advisors L.P. and
                                                                          First Trust Portfolios
                                                                          L.P.;  Associate Attorney
                                                                          (November 2003 to March
                                                                          2006), Doyle & Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer    o Indefinite      Senior Vice President (April
120 E. Liberty Drive,                                     term            2007 to Present), Vice
  Suite 400                                                               President (January 2005 to
Wheaton, IL 60187                                       o Since Fund      April 2007), First Trust
D.O.B.: 01/66                                             Inception       Advisors L.P. and First
                                                                          Trust Portfolios L.P.;
                                                                          Executive Director (December
                                                                          2002 to January 2005), Vice
                                                                          President (December 2000 to
                                                                          December 2002), Van Kampen
                                                                          Asset Management and Morgan
                                                                          Stanley Investment Management

Christopher R. Fallow            Assistant Vice         o Indefinite      Assistant Vice President
120 E. Liberty Drive,            President                term            (August 2006 to Present),
  Suite 400                                                               Associate (January 2005 to
Wheaton, IL 60187                                       o Since Fund      August 2006), First Trust
D.O.B.: 04/79                                             Inception       Advisors L.P. and First
                                                                          Trust Portfolios L.P.;
                                                                          Municipal Bond Trader (July
                                                                          2001 to January 2005),
                                                                          BondWave LLC (Software
                                                                          Development
                                                                          Company/Investment Advisor)

W. Scott Jardine                 Secretary and Chief    o Indefinite      General Counsel, First Trust
120 E. Liberty Drive,            Compliance Officer       term            Advisors L.P. and First
  Suite 400                                                               Trust Portfolios L.P.;
Wheaton, IL 60187                                       o Since Fund      Secretary, BondWave LLC
D.O.B.: 05/60                                             Inception       (Software Development
                                                                          Company/Investment Advisor)
                                                                          and Stonebridge Advisors LLC
                                                                          (Investment Advisor)

Daniel J. Lindquist              Vice President         o Indefinite      Senior Vice President
120 E. Liberty Drive,                                     term            (September 2005 to Present),
  Suite 400                                                               Vice President (April 2004 to
Wheaton, IL 60187                                       o Since Fund      September 2005), First Trust
D.O.B: 02/70                                              Inception       Advisors L.P. and First Trust
                                                                          Portfolios L.P.

Coleen D. Lynch                  Assistant Vice         o Indefinite      Assistant Vice President
120 E. Liberty Drive,            President                term            (January 2008 to Present),
  Suite 400                                                               First Trust Advisors L.P. and
Wheaton, IL 60187                                       o Since July      First Trust Portfolios L.P.;
DOB: 07/58                                                2008            Vice President (May 1998 to
                                                                          January 2008), Van Kampen
                                                                          Asset Management and Morgan
                                                                          Stanley Investment Management

Kristi A. Maher                  Assistant Secretary    o Indefinite      Deputy General Counsel (May
120 E. Liberty Drive,                                     term            2007  to Present), Assistant
  Suite 400                                                               General Counsel (March 2004
Wheaton, IL 60187                                       o Since Fund      to May 2007), First Trust
D.O.B.: 12/66                                             Inception       Advisors L.P. and First Trust
                                                                          Portfolios L.P.


__________________________

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2009 (Unaudited)

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;
      o  Information about your transactions with us, our affiliates or others;
      o Information we receive from your inquiries by mail, e-mail or telephone; and
      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.
     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

[LOGO OMITTED]  FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA  90071

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


(c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended codes of ethics is provided as an exhibit pursuant to Item 12(a)(1).


(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)      Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $60,500 for 2008 and $51,500 for 2009.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0.

              AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,000 in 2008 and $5,200 in 2009. These fees were for tax consultation and tax preparation.

             TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2008 and $0 for 2009.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

             ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.


  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2008 were $5,000 and $14,500 for the Registrant and the Registrant's investment adviser, respectively, and for 2009 were $5,200 and $6,000 for the Registrant and the Registrant's investment adviser, respectively.

(h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.



                            FIRST TRUST ADVISORS L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors L.P. (the "Adviser") serves as investment adviser providing discretionary investment advisory services for open and closed-end investment companies (the "Funds"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

          1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

          2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

          3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

          4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

          5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

          7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

                  U.S. Proxy Voting Guidelines Concise Summary
                       (Digest of Selected Key Guidelines)

                                January 15, 2009

--------------------------------------------------------------------------------

1. OPERATIONAL ITEMS:

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent;

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     o Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     o   The tenure of the audit firm;

     o   The length of rotation specified in the proposal;

     o   Any significant audit-related issues at the company;

     o   The number of Audit Committee meetings held each year;

     o   The number of financial experts serving on the committee; and

     o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


2. BOARD OF DIRECTORS:

Voting on Director(1) Nominees in Uncontested Elections Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

____________________

(1) RiskMetrics' classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

(2) In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

     o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-        Degree to which absences were due to an unavoidable conflict;

-        Pattern of absenteeism; and

-        Other extraordinary circumstances underlying the director's absence;

     o   Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable;

     o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     o   The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     o   The non-audit fees paid to the auditor are excessive;

     o The company receives an adverse opinion on the company's financial statements from its auditor; or

     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o   The company has backdated options (see "Options Backdating" policy);

The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

         - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

         - serves as liaison between the chairman and the independent directors;

         -  approves information sent to the board;

         -  approves meeting agendas for the board;

         - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

         -  has the authority to call meetings of the independent directors;

         - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     o   Two-thirds independent board;

     o   All independent key committees;

     o   Established governance guidelines;

     o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

     o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

         -  Egregious compensation practices;

         - Multiple related-party transactions or other issues putting director independence at risk;

         -  Corporate and/or management scandals;

         -  Excessive problematic corporate governance provisions; or

         - Flagrant board or management actions with potential or realized negative impact on shareholders.


Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.


Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

     o   a classified board structure;

     o   a supermajority vote requirement;

     o majority vote standard for director elections with no carve out for contested elections;

     o   the inability of shareholders to call special meetings;

     o   the inability of shareholders to act by written consent;

     o   a dual-class structure; and/or

     o   a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.


3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o   Management's track record;

     o   Background to the proxy contest;

     o   Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o   Stock ownership positions.


Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     o The election of fewer than 50% of the directors to be elected is contested in the election;

     o   One or more of the dissident's candidates is elected;

     o   Shareholders are not permitted to cumulate their votes for directors;
         and

     o The election occurred, and the expenses were incurred, after the adoption of this bylaw.


4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.


Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o   Shareholders have approved the adoption of the plan; or

     o The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o   No lower than a 20% trigger, flip-in or flip-over;

     o   A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

     o   the trigger (NOL pills generally have a trigger slightly below 5%);

     o   the value of the NOLs;

     o   the term;

     o shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

     o   other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.


5. MERGERS AND CORPORATE RESTRUCTURINGS

Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.


6. STATE OF INCORPORATION

Reincorporation Proposals
Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

     o   Reasons for reincorporation;

     o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     o   Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


7. CAPITAL STRUCTURE

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     o   Specific reasons/ rationale for the proposed increase;

     o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     o   The board's governance structure and practices; and

     o   Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     o   Specific reasons/ rationale for the proposed increase;

     o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     o   The board's governance structure and practices; and

     o   Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


8. EXECUTIVE AND DIRECTOR COMPENSATION


Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o   The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

     o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

     o The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     o   The plan is a vehicle for poor pay practices.


Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

     o Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

     o   Excessive perks/tax reimbursements:

         - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

         - Reimbursement of income taxes on executive perquisites or other payments;

         - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

     o Egregious pension/SERP (supplemental executive retirement plan) payouts:

         - Inclusion of additional years of service not worked that result in significant payouts;

         - Inclusion of performance-based equity awards in the pension calculation;

     o   New CEO with overly generous new hire package:

         -  Excessive "make whole" provisions;

         -  Any of the poor pay practices listed in this policy;

     o   Excessive severance and/or change in control provisions:

         - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

         - Payments upon an executive's termination in connection with performance failure;

         - Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

         - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

         - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

         - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

         - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     o Dividends or dividend equivalents paid on unvested performance shares or units;

     o   Poor disclosure practices:

         - Unclear explanation of how the CEO is involved in the pay setting process;

         -  Retrospective performance targets and methodology not discussed;

         - Methodology for benchmarking practices and/or peer group not disclosed and explained;

     o   Internal Pay Disparity:

         - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

     o   Options backdating (covered in a separate policy);

     o Other excessive compensation payouts or poor pay practices at the company.



Other Compensation Proposals and Policies


Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     Relative Considerations:

     o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A ;

     o Evaluation of peer groups used to set target pay or award opportunities;

     o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     Design Considerations:

     o   Balance of fixed versus performance-driven pay;

     o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

     Communication Considerations:

     o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).


Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.


Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     o Rationale for the re-pricing--was the stock price decline beyond management's control?

     o   Is this a value-for-value exchange?

     o   Are surrendered stock options added back to the plan reserve?

     o Option vesting--does the new option vest immediately or is there a black-out period?

     o Term of the option--the term should remain the same as that of the replaced option;

     o   Exercise price--should be set at fair market or a premium to market;

     o   Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.


Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.


Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.


Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

         -  Rigorous stock ownership guidelines, or

         - A holding period requirement coupled with a significant long-term ownership requirement, or

         -  A meaningful retention ratio,

     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.


Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES

Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o Whether the company's analysis and voting recommendation to shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.


Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.


Pharmaceutical Pricing, Access to Medicines, and Product Reimportation Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     o The nature of the company's business and the potential for reputational and market risk exposure;

     o   The existing disclosure of relevant policies;

     o   Deviation from established industry norms;

     o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     o Whether the proposal focuses on specific products or geographic regions; and

     o   The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.


Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.


Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

     o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     o The company's level of disclosure is at least comparable to that of industry peers; and

     o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.


Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     o Significant controversies, fines, or litigation surrounding a company's public policy activities,

     o   The company's current level of disclosure on lobbying strategy, and

     o The impact that the policy issue may have on the company's business operations.


Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     o The degree to which existing relevant policies and practices are disclosed;

     o Whether or not existing relevant policies are consistent with internationally recognized standards;

     o Whether company facilities and those of its suppliers are monitored and how;

     o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     o   The scope of the request; and

     o   Deviation from industry sector peer company standards and practices.


Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

     o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members


         Four Corners Capital Management LLC, the registrant's investment sub-advisor ("Four Corners"), manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes and other debt instruments and may manage portfolios of high yield bonds. As of October 22, 2008, Four Corners became a wholly-owned subsidiary of Macquarie Group Limited ("Macquarie"). Four Corners is part of the Macquarie Funds Group, an operating unit of Macquarie. Drew R. Sweeney was designated co-portfolio manager of the registrant upon the resignation of Michael P. McAdams from Four Corners effective February 6, 2009. Robert I. Bernstein, Managing Director and Chief Investment Officer of Four Corners, and Drew R. Sweeney, Senior Vice President of Four Corners, are co-portfolio managers. Mr. Bernstein has been Managing Director and Chief Investment Officer of Four Corners since 2001. Mr. Bernstein has primary responsibility for investment decisions. Mr. Sweeney assists Mr. Bernstein and is also a credit analyst assigned to certain industries. The co-portfolio managers are supported in their portfolio management activities by the investment staff, including a team of credit analysts.* The credit analysts are assigned loans within specific industries and report to Mr. Bernstein. Mr. Sweeney has been Senior Vice President of Four Corners since 2005. Prior to that, Mr. Sweeney was a Vice President and Analyst at American Express Asset Management Group.



*Four Corners was previously 2/3 owned by Macquarie. On October 22, 2008, Macquarie purchased the remaining 1/3 of Four Corners. Due to that transaction, as of 01/01/09, all Four Corners employees with the exception of Robert Bernstein and Andrew Cooney became employees of Macquarie and all former employees have been seconded to provide services to Four Corners


 (a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest as of May 31, 2009

----------------------------- ------------------------------------- -------------- ------------- -------------------- --------------
                                                                                                                      Total Assets
                                                                        Total                       # of Accounts         that
                                                                        # of                        Managed that      Advisory Fee
 Name of Portfolio Manager                                            Accounts     Total Assets  Advisory Fee Based     Based on
       or Team Member                   Type of Accounts               Managed     ($ millions)    on Performance      Performance
----------------------------- ------------------------------------- -------------- ------------- -------------------- --------------
1. Robert I. Bernstein        Registered Investment Companies*:           2           $126.1              0                $0
                              ------------------------------------- -------------- ------------- -------------------- --------------
                              Other Pooled Investment Vehicles:           3           $877.4              3              $877.4
                              ------------------------------------- -------------- ------------- -------------------- --------------
                              Other Accounts:                             7          $1,003.4             0                $0
----------------------------- ------------------------------------- -------------- ------------- -------------------- --------------
2.  Drew R. Sweeney           Registered Investment Companies*:           2           $126.1              0                $0
                              ------------------------------------- -------------- ------------- -------------------- --------------
                              Other Pooled Investment Vehicles:           0             $0                0                $0
                              ------------------------------------- -------------- ------------- -------------------- --------------
                              Other Accounts:                             1           $53.6               0                $0
----------------------------- ------------------------------------- -------------- ------------- -------------------- --------------
         * Information excludes the registrant.

Potential Conflicts of Interests

         In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

(a)(3)   Compensation Structure of Portfolio Manager(s) or Management
Team Members

         Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary. In addition, the Portfolio Managers have stock options of Macquarie. These options are in varying amounts and are subject to certain vesting and other provisions of the Macquarie option plan. Finally, the Portfolio Managers are Members of the entity that Macquarie recently purchased, and there are certain payments associated with that purchase which will be paid over time. A portion of those payments is based on achieving certain revenue targets.


The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie. Bonuses are entirely discretionary and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers and the Management Team have no direct incentive to take undue risks when individual fund performance is lagging.




 (a)(4)  Disclosure of Securities Ownership

----------------------------------- ---------------------------------
  Name of Portfolio Manager or       Dollar ($) Range of Fund Shares
           Team Member                     Beneficially Owned
----------------------------------- ---------------------------------
Robert I. Bernstein                          $0 (0 shares)
----------------------------------- ---------------------------------
Drew R. Sweeney                              $0 (0 shares)
----------------------------------- ---------------------------------
                     Information Provided as of May 31, 2009.

(b) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) The amended code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the  Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust/Four Corners Senior Floating Rate Income Fund II

By (Signature and Title)* /s/ James A. Bowen
                          ---------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  July 23, 2009
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ---------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  July 23, 2009
      --------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          ---------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date  July 23, 2009
      --------------------



* Print the name and title of each signing officer under his or her signature.